                                                                  EXHIBIT 10.43

--------------------------------------------------------------------------------

                  SECOND AMENDED AND RESTATED LOAN AGREEMENT

                                     among

                INFOCURE CORPORATION, POLCI ACQUISITION, INC.,
                 ORTHODONTIC PRACTICE MANAGEMENT SYSTEM, INC.,
               PACE FINANCIAL CORPORATION, MD ACQUISITION, INC.,
                 ROVAK, INC., KCOMP MANAGEMENT SYSTEMS, INC.,
                SOFTEASY SOFTWARE, INC., CCI ACQUISITION, INC.,
                HEALTH CARE DIVISION, INC., DR SOFTWARE, INC.,
          MILLARD-WAYNE, INC., INTERNATIONAL COMPUTER SOLUTIONS, INC.

                                      and

                          FINOVA CAPITAL CORPORATION

                         Dated as of February 24, 1998

--------------------------------------------------------------------------------

                                 TABLE OF CONTENTS

ARTICLE I..................................................................   1
---------
DEFINITIONS AND DETERMINATIONS.............................................   1
------------------------------
     1.1 DEFINITIONS.......................................................   1
         -----------
     1.2 TIME PERIODS......................................................  20
         ------------
     1.3 ACCOUNTING TERMS AND DETERMINATIONS...............................  21
         -----------------------------------
     1.4 REFERENCES........................................................  21
         ----------
     1.5 FINOVA'S DISCRETION...............................................  21
         -------------------
     1.6 BORROWER'S KNOWLEDGE..............................................  21
         --------------------
ARTICLE II.................................................................  22
----------
LOANS; TERMS OF PAYMENT; AND CONTINGENT OBLIGATION PAYMENT.................  22
----------------------------------------------------------
     2.1 LOANS.............................................................  22
         -----
          2.1.1 TERM LOAN..................................................  22
                ---------
          2.1.2 ADVANCES OF THE ACQUISITION LOAN...........................  22
                --------------------------------
     2.2 USE OF PROCEEDS, NOTES AND REBORROWING............................  23
         --------------------------------------
          2.2.1 USE OF PROCEEDS............................................  23
                ---------------
          2.2.2 NOTES......................................................  23
                -----
          2.2.3 REBORROWING................................................  23
                -----------
     2.3 INTEREST..........................................................  24
         --------
          2.3.1 INTEREST RATES AND PAYMENT.................................  24
                --------------------------
          2.3.2 DEFAULT RATE...............................................  24
                ------------
          2.3.3 INTEREST COMPUTATION.......................................  24
                --------------------
          2.3.4 MAXIMUM INTEREST...........................................  24
                ----------------
     2.4 PRINCIPAL PAYMENTS................................................  25
         ------------------
          2.4.1 TERM LOAN..................................................  25
                ---------
          2.4.2 ACQUISITION LOAN...........................................  25
                ----------------
          2.4.3 FINAL PAYMENT..............................................  26
                -------------
     2.5 LATE CHARGES......................................................  26
         ------------
     2.6 PREPAYMENTS.......................................................  26
         -----------
          2.6.1 VOLUNTARY PREPAYMENTS......................................  26
                ---------------------
          2.6.2  MANDATORY PREPAYMENT......................................  28
                 --------------------
     2.7 LOAN AMENDMENT FEE................................................  28
         ------------------
     2.8 INTENTIONALLY OMITTED.............................................  28
         ---------------------
     2.9 UNUSED COMMITMENT FEE.............................................  28
         ---------------------
     2.10 PAYMENTS AFTER EVENT OF DEFAULT..................................  29
          -------------------------------
     2.11 CONTINGENT OBLIGATION PAYMENT....................................  29
          -----------------------------
     2.12 METHOD OF PAYMENT; GOOD FUNDS....................................  29
          -----------------------------
ARTICLE III................................................................  29
-----------
SECURITY...................................................................  29
--------
ARTICLE IV.................................................................  30
----------
CONDITIONS OF CLOSING; ACQUISITIONS........................................  30
-----------------------------------
     4.1 CLOSING...........................................................  30
         -------
          4.1.1 REPRESENTATIONS AND WARRANTIES.............................  30
                ------------------------------
          4.1.2 MICRO-SOFTWARE ACQUISITION.................................  30
                --------------------------
          4.1.3 DELIVERY OF DOCUMENTS......................................  30
                ---------------------
          4.1.4 PERFORMANCE; NO DEFAULT....................................  31
                -----------------------
          4.1.5 OPINIONS OF COUNSEL; DIRECTION FOR DELIVERY................  31
                -------------------------------------------
          4.1.6 APPROVAL OF INSTRUMENTS AND SECURITY INTERESTS.............  32
                ----------------------------------------------
          4.1.7 SECURITY INTERESTS.........................................  32
                ------------------
          4.1.8 INTENTIONALLY OMITTED......................................  32
                ---------------------
          4.1.9 LICENSES...................................................  32
                --------

          4.1.10 FINANCIAL STATEMENTS, REPORTS AND
                 ---------------------------------
                 PROJECTIONS; INSPECTION...................................  32
                 -----------------------
          4.1.11 MATERIAL ADVERSE EFFECT...................................  32
                 -----------------------
          4.1.12 USE OF ASSETS.............................................  32
                 -------------
          4.1.13 BROKER FEES...............................................  32
                 -----------
          4.1.14 INSURANCE; SURVEY.........................................  33
                 -----------------
          4.1.15 MINIMUM OPERATING CASH FLOW...............................  33
                 ---------------------------
          4.1.16 PAYMENT OF FEES AND EXPENSES..............................  34
                 ----------------------------
     4.2 ACQUISITIONS......................................................  34
         ------------
          4.2.1 CONSUMMATION OF ACQUISITIONS...............................  34
                ----------------------------
          4.2.2 CONSENT OF FINOVA..........................................  34
                -----------------
          4.2.3 DELIVERY OF DOCUMENTS......................................  34
                ---------------------
          4.2.4 FINANCIAL STATEMENTS, REPORTS AND PROJECTIONS..............  36
                ---------------------------------------------
          4.2.5 OPINIONS OF COUNSEL........................................  36
                -------------------
          4.2.6 LICENSES...................................................  36
                --------
          4.2.7 MATERIAL ADVERSE EFFECT....................................  36
                -----------------------
          4.2.8 SECURITY INTEREST..........................................  36
                -----------------
          4.2.9 ENVIRONMENTAL AUDIT........................................  36
                -------------------
          4.2.10  INSURANCE; SURVEY........................................  36
                  -----------------
          4.2.11  PAYMENT OF FEES..........................................  36
                  ---------------
          4.2.12  REPRESENTATIONS AND WARRANTIES...........................  36
                  ------------------------------
          4.2.13  PERFORMANCE; NO DEFAULT..................................  37
                  -----------------------
ARTICLE V..................................................................  37
---------
REPRESENTATIONS AND WARRANTIES.............................................  37
------------------------------
     5.1 EXISTENCE AND POWER...............................................  37
         -------------------
     5.2 AUTHORITY.........................................................  37
         ---------
     5.3 CAPITAL STOCK AND RELATED MATTERS.................................  37
         ---------------------------------
          5.3.1 CAPITAL STOCK..............................................  37
                -------------
          5.3.2 RESTRICTIONS...............................................  37
                ------------
     5.4 BINDING AGREEMENTS................................................  38
         ------------------
     5.5 BUSINESS AND PROPERTY OF BORROWER.................................  38
         ---------------------------------
          5.5.1  BUSINESS AND PROPERTY.....................................  38
                 ---------------------
          5.5.2  LICENSES..................................................  38
                 --------
          5.5.3  OPERATING AGREEMENTS......................................  38
                 --------------------
          5.5.4  FACILITY SITES............................................  38
                 --------------
          5.5.5  LEASES....................................................  38
                 ------
          5.5.6  REAL ESTATE...............................................  39
                 -----------
          5.5.7  OPERATION AND MAINTENANCE OF EQUIPMENT....................  39
                 --------------------------------------
          5.5.8  LICENSE AGREEMENTS........................................  39
                 ------------------
     5.6 TITLE TO PROPERTY; LIENS..........................................  39
         ------------------------
     5.7 PROJECTIONS AND FINANCIAL STATEMENTS..............................  39
         ------------------------------------
          5.7.1  FINANCIAL STATEMENTS......................................  39
                 --------------------
          5.7.2  PROJECTIONS...............................................  40
                 -----------
     5.8 LITIGATION........................................................  40
         ----------
     5.9 DEFAULTS IN OTHER AGREEMENTS; CONSENTS; CONFLICTING AGREEMENTS....  40
         --------------------------------------------------------------
     5.10 TAXES............................................................  40
          -----
     5.11 COMPLIANCE WITH APPLICABLE LAWS..................................  41
          -------------------------------
     5.12 PATENTS, TRADEMARKS, FRANCHISES, AGREEMENTS......................  41
          -------------------------------------------
     5.13 REGULATORY MATTERS...............................................  41
          ------------------
     5.14 ENVIRONMENTAL MATTERS............................................  41
          ---------------------
     5.15 APPLICATION OF CERTAIN LAWS AND REGULATIONS......................  41
          -------------------------------------------
          5.15.1  INVESTMENT BORROWER ACT..................................  41
                  -----------------------

          5.15.2  HOLDING BORROWER ACT.....................................  41
                  --------------------
          5.15.3  FOREIGN OR ENEMY STATUS..................................  42
                  -----------------------
          5.15.4  REGULATIONS AS TO BORROWING..............................  42
                  ---------------------------
     5.16 MARGIN REGULATIONS...............................................  42
          ------------------
     5.17 OTHER INDEBTEDNESS...............................................  42
          ------------------
     5.18 NO MISREPRESENTATION.............................................  42
          --------------------
     5.19 EMPLOYEE BENEFIT PLANS...........................................  43
          ----------------------
          5.19.1  NO OTHER PLANS...........................................  43
                  --------------
          5.19.2  ERISA AND CODE COMPLIANCE AND LIABILITY..................  43
                  ---------------------------------------
          5.19.3  FUNDING..................................................  43
                  -------
          5.19.4  PROHIBITED TRANSACTIONS AND PAYMENTS.....................  43
                  ------------------------------------
          5.19.5  NO TERMINATION EVENT.....................................  43
                  --------------------
          5.19.6  ERISA LITIGATION.........................................  44
                  ----------------
     5.20 EMPLOYEE MATTERS.................................................  44
          ----------------
          5.20.1  COLLECTIVE BARGAINING AGREEMENTS; GRIEVANCES.............  44
                  --------------------------------------------
          5.20.2  CLAIMS RELATING TO EMPLOYMENT............................  44
                  -----------------------------
     5.21 BURDENSOME OBLIGATIONS...........................................  44
          ----------------------
     5.22 SUBSIDIARIES.....................................................  44
          ------------

     5.23 REPRESENTATIONS AS TO THE POLCI ACQUISITION INSTRUMENTS,
          --------------------------------------------------------
          THE SOFTEASY ACQUISITION INSTRUMENTS, THE COMMERCIAL
          ----------------------------------------------------
          ACQUISITION INSTRUMENTS, THE PACE ACQUISITION INSTRUMENTS,
          ----------------------------------------------------------
          THE OPMS ACQUISITION INSTRUMENTS AND THE MICRO-SOFTWARE
          -------------------------------------------------------
          ACQUISITION INSTRUMENTS..........................................  45
          -----------------------
ARTICLE VI.................................................................  45
----------
AFFIRMATIVE COVENANTS......................................................  45
---------------------
     6.1 LEGAL EXISTENCE; GOOD STANDING....................................  45
         ------------------------------
     6.2 INSPECTION........................................................  45
         ----------
     6.3 FINANCIAL STATEMENTS AND OTHER INFORMATION........................  45
         ------------------------------------------
          6.3.1  MONTHLY STATEMENTS........................................  45
                 ------------------
          6.3.2  QUARTERLY STATEMENTS; COMPLIANCE CERTIFICATE..............  46
                 --------------------------------------------
          6.3.3  ANNUAL STATEMENTS.........................................  46
                 -----------------
          6.3.4  ACCOUNTANTS' CERTIFICATE..................................  47
                 ------------------------
          6.3.5  AUDIT REPORTS.............................................  47
                 -------------
          6.3.6  NOTICE OF DEFAULTS; LOSS..................................  47
                 ------------------------
          6.3.7  NOTICE OF SUITS, ADVERSE EVENTS...........................  47
                 -------------------------------
          6.3.8  REPORTS TO SHAREHOLDERS, CREDITORS AND
                 --------------------------------------
                 GOVERNMENTAL BODIES.......................................  48
                 -------------------
          6.3.9  ERISA NOTICES AND REQUESTS................................  48
                 --------------------------
          6.3.10  OTHER INFORMATION........................................  49
                  -----------------
     6.4 REPORTS TO GOVERNMENTAL BODIES AND OTHER PERSONS..................  49
         ------------------------------------------------
     6.5 MAINTENANCE OF LICENSES, FRANCHISES AND OTHER AGREEMENTS..........  50
         --------------------------------------------------------
     6.6 INSURANCE.........................................................  50
         ---------
          6.6.1 MAINTENANCE OF INSURANCE...................................  50
                ------------------------
          6.6.2 PROCEEDS...................................................  50
                --------
     6.7 FUTURE LEASES.....................................................  50
         -------------
     6.8 FUTURE ACQUISITIONS OF REAL ESTATE................................  51
         ----------------------------------
     6.9 ENVIRONMENTAL MATTERS.............................................  51
         ---------------------
          6.9.1  COMPLIANCE................................................  51
                 ----------
     6.10 COMPLIANCE WITH LAWS.............................................  51
          --------------------
     6.11 TAXES AND CLAIMS.................................................  51
          ----------------
     6.12 MAINTENANCE OF PROPERTIES........................................  52
          -------------------------
     6.13 GOVERNMENTAL APPROVALS...........................................  52
          ----------------------
     6.14 REAFFIRMATIONS OF SUBORDINATION AGREEMENT........................  52
          -----------------------------------------

ARTICLE VII................................................................  52
-----------
NEGATIVE COVENANTS.........................................................  52
------------------
     7.1 BORROWING.........................................................  52
         ---------
     7.2 LIENS.............................................................  52
         -----
     7.3 MERGER AND ACQUISITION............................................  52
         ----------------------
     7.4 CONTINGENT LIABILITIES............................................  53
         ----------------------
     7.5 DISTRIBUTIONS.....................................................  53
         -------------
     7.6 CAPITAL EXPENDITURES..............................................  53
         --------------------
     7.7 PAYMENTS OF INDEBTEDNESS FOR BORROWED MONEY.......................  53
         -------------------------------------------
     7.8 INVESTMENTS, LOANS................................................  54
         ------------------
     7.9 FUNDAMENTAL BUSINESS CHANGES......................................  54
         ----------------------------
     7.10 FACILITY SITES...................................................  54
          --------------
     7.11 SALE OR TRANSFER OF ASSETS.......................................  54
          --------------------------
     7.12 AMENDMENT OF DOCUMENTS...........................................  55
          ----------------------
     7.13 ACQUISITION OF ADDITIONAL PROPERTIES.............................  55
          ------------------------------------
     7.14 ISSUANCE OF CAPITAL STOCK OR OTHER SIMILAR INTERESTS.............  55
          ----------------------------------------------------
     7.15 TRANSACTIONS WITH AFFILIATES.....................................  55
          ----------------------------
     7.16 COMPLIANCE WITH ERISA............................................  55
          ---------------------
     7.17 CURRENT RATIO....................................................  56
          -------------
     7.18 SENIOR DEBT SERVICE COVERAGE RATIO...............................  56
          ----------------------------------
     7.19 SUBSIDIARIES.....................................................  56
          ------------
ARTICLE VIII...............................................................  57
------------
DEFAULT AND REMEDIES.......................................................  57
--------------------
     8.1 EVENTS OF DEFAULT.................................................  57
         -----------------
          8.1.1  DEFAULT IN PAYMENT........................................  57
                 ------------------
          8.1.2  BREACH OF COVENANTS.......................................  57
                 -------------------
          8.1.3  BREACH OF WARRANTY........................................  57
                 ------------------
          8.1.4  DEFAULT UNDER OTHER INDEBTEDNESS FOR BORROWED MONEY.......  57
                 ---------------------------------------------------
          8.1.5  BANKRUPTCY................................................  58
                 ----------
          8.1.6  JUDGMENTS.................................................  58
                 ---------
          8.1.7  IMPAIRMENT OF LICENSES; OTHER AGREEMENTS..................  58
                 ----------------------------------------
          8.1.8  COLLATERAL................................................  58
                 ----------
          8.1.9  PLANS.....................................................  59
                 -----
          8.1.10  CHANGE IN CONTROL........................................  59
                  -----------------
     8.2 ACCELERATION OF BORROWER'S OBLIGATIONS............................  59
         --------------------------------------
     8.3 REMEDIES ON DEFAULT...............................................  60
         -------------------
          8.3.1  ENFORCEMENT OF SECURITY INTERESTS.........................  60
                 ---------------------------------
          8.3.2  OTHER REMEDIES............................................  60
                 --------------
     8.4 APPLICATION OF FUNDS..............................................  60
         --------------------
          8.4.1 EXPENSES...................................................  60
                --------
          8.4.2 BORROWERS' OBLIGATIONS.....................................  60
                ----------------------
          8.4.3 SURPLUS....................................................  60
                -------
     8.5 PERFORMANCE OF BORROWER'S OBLIGATIONS.............................  60
         -------------------------------------
ARTICLE IX.................................................................  61
----------
CLOSING....................................................................  61
-------
ARTICLE X..................................................................  61
---------
EXPENSES AND INDEMNITY.....................................................  61
----------------------
     10.1  ATTORNEYS' FEES AND OTHER FEES AND EXPENSES.....................  61
           -------------------------------------------
          10.1.1  FEES AND EXPENSES FOR PREPARATION OF LOAN INSTRUMENTS....  61
                  -----------------------------------------------------
          10.1.2  FEES AND EXPENSES IN ENFORCEMENT OF RIGHTS OR
                  DEFENSE OF LOAN INSTRUMENTS..............................  61
                  ---------------------------

     10.2  INDEMNITY.......................................................  62
           ---------
          10.2.1  BROKERAGE FEES...........................................  62
                  --------------
          10.2.2  GENERAL..................................................  62
                  -------
          10.2.3  OPERATION OF COLLATERAL; JOINT VENTURERS.................  62
                  ----------------------------------------
          10.2.4  ENVIRONMENTAL INDEMNITY..................................  62
                  -----------------------
ARTICLE XI.................................................................  63
----------
MISCELLANEOUS..............................................................  63
-------------
     11.1  NOTICES.........................................................  63
           -------
     11.2  SURVIVAL OF LOAN AGREEMENT; INDEMNITIES.........................  64
           ---------------------------------------
     11.3  FURTHER ASSURANCE...............................................  64
           -----------------
     11.4  TAXES AND FEES..................................................  64
           --------------
     11.5  SEVERABILITY....................................................  65
           ------------
     11.6  WAIVER..........................................................  65
           ------
     11.7  MODIFICATION OF LOAN INSTRUMENTS................................  65
           --------------------------------
     11.8  CAPTIONS........................................................  65
           --------
     11.9  SUCCESSORS AND ASSIGNS..........................................  65
           ----------------------
     11.10  REMEDIES CUMULATIVE............................................  65
            -------------------
     11.11  ENTIRE AGREEMENT; CONFLICT.....................................  65
            --------------------------
     11.12  APPLICABLE LAW.................................................  66
            --------------
     11.13  JURISDICTION AND VENUE.........................................  66
            ----------------------
     11.14  WAIVER OF RIGHT TO JURY TRIAL..................................  66
            -----------------------------
     11.15  TIME OF ESSENCE................................................  66
            ---------------
     11.16  ESTOPPEL CERTIFICATE...........................................  66
            --------------------
     11.17  CONSEQUENTIAL DAMAGES..........................................  67
            ---------------------
     11.18  COUNTERPARTS...................................................  67
            ------------
     11.19  NO FIDUCIARY RELATIONSHIP......................................  67
            -------------------------
     11.20  NOTICE OF BREACH BY FINOVA.....................................  67
            --------------------------
     11.21 JOINT AND SEVERAL OBLIGATIONS...................................  67
           -----------------------------
     11.22 CONTINUED EFFECTIVE; NO NOVATION................................  67
           --------------------------------

                       LIST OF EXHIBITS TO LOAN AGREEMENT


          Exhibit 1.1(A)       -      Existing Loan Instruments
          Exhibit 2.1.1        -      Notice of Borrowing
          Exhibit 5.3.1        -      Subsidiaries Capital Stock
          Exhibit 5.5.1        -      Business and Property
          Exhibit 5.5.2        -      Licenses
          Exhibit 5.5.3        -      Operating Agreements
          Exhibit 5.5.4        -      Facility Sites
          Exhibit 5.5.5        -      Leases
          Exhibit 5.5.6        -      Real Estate
          Exhibit 5.5.8        -      License Agreements
          Exhibit 5.7.1        -      Financial Statements
          Exhibit 5.7.2        -      Projections
          Exhibit 5.8          -      Litigation
          Exhibit 5.12         -      Intellectual Property
          Exhibit 5.19.1       -      Employee Benefit Plans
          Exhibit 5.20.1       -      Collective Bargaining

                  SECOND AMENDED AND RESTATED LOAN AGREEMENT
                  ------------------------------------------

  This SECOND AMENDED AND RESTATED LOAN AGREEMENT, dated as of February 24, 1998, is among INFOCURE CORPORATION, a Delaware corporation ("InfoCure"), POLCI ACQUISITION, INC., a Michigan corporation ("Polci"), ORTHODONTIC PRACTICE MANAGEMENT SYSTEM, INC., a Georgia corporation ("OPMS"), PACE FINANCIAL CORPORATION, an Ohio corporation ("Pace"), MD ACQUISITION, INC., a Connecticut corporation ("MD Acquisition, Inc."), ROVAK, INC., a Minnesota corporation ("Rovak"), KCOMP MANAGEMENT SYSTEMS, INC., a California corporation ("KComp"), SOFTEASY SOFTWARE, INC., a Pennsylvania corporation ("SoftEasy"), CCI ACQUISITION, INC., a Florida corporation ("CCI Acquisition, Inc."), and HEALTH CARE DIVISION, INC., a Georgia corporation ("HCD"), DR SOFTWARE, INC., a Georgia corporation ("DR Software"), MILLARD-WAYNE, INC., a Georgia corporation ("Millard-Wayne"), INTERNATIONAL COMPUTER SOLUTIONS, INC., a Georgia corporation ("ICS"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA").

                            PRELIMINARY STATEMENT:
                            ---------------------

  A. The Original Borrowers (as hereinafter defined), as original signatories thereto or by joinder, and FINOVA entered into that certain Amended and Restated Loan Agreement dated as of November 26, 1997 (as the same may have been amended through the date hereof, the "Existing Amended and Restated Loan Agreement"), which amended and restated the Loan Agreement dated as of October 29, 1997 among certain of the Original Borrowers and FINOVA, as amended, pursuant to which the Original Borrowers requested, and FINOVA made available to the Original Borrowers, certain loan facilities, upon and subject to the terms and conditions therein set forth.

  B. The Original Borrowers, MD Acquisition, Inc. and FINOVA have agreed to amend and restate in its entirety the Existing Amended and Restated Loan Agreement without constituting a novation.

  NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the Existing Amended and Restated Loan Agreement is amended and restated in its entirety as follows:

                                   ARTICLE I
                                   ---------

                        DEFINITIONS AND DETERMINATIONS
                        ------------------------------

  1.1  DEFINITIONS.  As used in this Loan Agreement and in the other
       -----------
Loan Instruments, unless otherwise expressly indicated herein or therein, the following terms shall have the following meanings (such meanings to be applicable equally to both the singular and plural forms of the terms defined):

  Accountants:  BDO Seidman, L.L.P. or any other independent certified public
  -----------
accounting firm selected by Borrowers and reasonably satisfactory to FINOVA.

  Accounting Changes:  as defined in Section 1.3.
  ------------------

  Accounts Decrease:  for any period, the excess of the Eligible Accounts at the
  -----------------
beginning of such period over the Eligible Accounts at the end of such period.

  Accounts Increase:  for any period, the excess of the Eligible Accounts at the
  -----------------
end of such period over the Eligible Accounts at the beginning of such period.

  Acquisition:  an Asset Acquisition or an Equity Acquisition.
  -----------

  Acquisition Closing.  the consummation of a Permitted Acquisition.
  -------------------

  Acquisition Closing Date:  the date of an Acquisition Closing.
  ------------------------

  Acquisition Instruments:  the purchase agreement and all other documents and
  -----------------------
instruments executed in connection with a Permitted Acquisition.

  Acquisition Loan:  the loans in the aggregate maximum amount of $20,000,000,
  ----------------
the proceeds of which are to be used solely for Permitted Acquisitions and to pay related transaction costs.

  Acquisition Loan Instruments:  collectively, the following documents
  ----------------------------
to be executed and delivered in connection with a Permitted Acquisition:

    (i) any amendments to the Loan Instruments and any Joinder to Loan Agreement, Note, Mortgage, Security Agreement, Pledge Agreement, Assignment of Leases, Environmental Certificate, Contribution Agreement, Reaffirmation of Subordination Agreement, Master Reaffirmation Agreement, UCC Financing Statements and other agreements, documents and instruments required by FINOVA to (A) reflect the effect of such Permitted Acquisition and (B) grant to FINOVA a perfected first Lien, subject only to Permitted Prior Liens, upon all Property of the applicable Target or acquired by InfoCure or the applicable Acquisition Subsidiary upon the consummation of such Permitted Acquisition;

    (ii)  an Assignment of Acquisition Instruments;

    (iii) a Seller's Consent with respect to such Permitted Acquisition if such consent is required to the applicable Assignment of Acquisition Instruments;

    (iv) a Landlord's Consent executed by each Landlord under each Lease of the applicable Target or assumed or executed by the applicable Acquisition Subsidiary in connection with such Permitted Acquisition; and

    (v) such other instruments, agreements, documents, certificates, consents, waivers and opinions as FINOVA may reasonably require in connection with such Permitted Acquisition.

  Acquisition Loan Note:  a promissory note in the principal amount of
  ---------------------
$20,000,000 executed and delivered by Borrowers to FINOVA to evidence the Acquisition Loan, and any notes issued in substitution thereof pursuant to this Loan Agreement, in each case in form and substance satisfactory to FINOVA.

  Acquisition Subsidiary:  a wholly-owned subsidiary of InfoCure formed
  ----------------------
and organized after the Restatement Effective Date to consummate a Permitted Acquisition which constitutes an Asset Acquisition in accordance with the terms of this Loan Agreement, provided that such Subsidiary shall have executed and delivered to FINOVA such Acquisition Loan Instruments and other documents and instruments as FINOVA shall require to cause such Person to become a "Borrower" under the Loan Instruments.

  ADA:  the Americans with Disabilities Act of 1990, as amended, any successor
  ---
statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

  Additional Closing:  the disbursement of an Advance of the Acquisition Loan.
  ------------------

  Additional Closing Date:  the date of an Additional Closing.
  -----------------------

  Adjusted Debt Service:  when determining whether an Advance of the Acquisition
  ---------------------
Loan shall be made to Borrowers to consummate an Acquisition (a "Requested Advance"), for any period, the sum of the following, without duplication: (i) Debt Service of Borrowers for such period, plus (ii) to the extent any Advance
                                           ----
of the Acquisition Loan was actually made after the first day of such period, the interest and principal which would have been payable during such period with respect to such Advance if such Advance had been made on the first day of such period, plus (iii) the interest and principal which would have been payable
        ----
during such period with respect to the Requested Advance which shall be requested by Borrowers to consummate such Acquisition if such Requested Advance had been made on the first day of such period.

  Adjusted Operating Cash Flow:  for any twelve-month period, the Operating Cash
  ----------------------------
Flow of Borrowers for such period, plus, without duplication, the sum of the
                                   ----
following:

    (i) if an Acquisition Closing shall have occurred during such period, the Operating Cash Flow of the Target which has been acquired by InfoCure or the applicable Acquisition Subsidiary pursuant to the Permitted Acquisition in respect of such Acquisition Closing, from the beginning of such period until the date such Permitted Acquisition was consummated, the calculation of which shall be reasonably satisfactory to FINOVA;

    (ii) when determining whether a proposed Acquisition will be a Permitted Acquisition, the Operating Cash Flow for such period of the Target to be acquired, as determined to the satisfaction of the FINOVA based on financial and other information submitted to FINOVA by Borrowers, the calculation of which shall be reasonably satisfactory to FINOVA;

    (iii) for any portion of such period prior to the Original Closing Date, the Operating Cash Flow of SoftEasy Seller and the Operating Cash Flow attributable to the Property acquired by CCI Acquisition, Inc. pursuant to the Commercial Acquisition Instruments from the beginning of such period until the Original Closing Date, in each case the calculation of which shall be reasonably satisfactory to FINOVA; and

    (iv) such adjustments to the Operating Cash Flow of Borrowers and such Target for such period as FINOVA reasonably deems appropriate, based on information furnished to FINOVA by Borrowers, to take into account reductions or increases in expenses for said period which would have been effected if such Acquisition had been consummated at the beginning of such period.

  Advance:  any advance of the Acquisition Loan.
  -------

  Affiliate:  any Person that directly or indirectly, through one or more
  ---------
intermediaries, controls or is controlled by or is under common control with another Person. The term "control" means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or equity interests, by contract or otherwise. For the purposes hereof any Person which owns or controls, directly or indirectly, 10% or more of the securities or equity interests, as applicable, whether voting or non-voting, of any other Person shall be deemed to "control" such Person. Notwithstanding anything contained herein to the contrary, FINOVA shall not be deemed to be an Affiliate of any Borrower.

  Applicable Margin:  as defined in subsection 2.3.1.
  -----------------

  Asset Acquisition:  an acquisition of the Property of a Target.
  -----------------

  Assignment of Acquisition Instruments:  an assignment of acquisition
  -------------------------------------
instruments executed and delivered by InfoCure and/or the applicable Acquisition Subsidiary in connection with a Permitted Acquisition, in form and substance satisfactory to FINOVA.

  Assignment of Leases:  an assignment of leases executed by any of the
  --------------------
Borrowers, in form and substance satisfactory to FINOVA.

  Bankruptcy Code:  the United States Bankruptcy Code, any successor
  ---------------
statute thereto, and the rules, regulations and legally binding policies promulgated thereunder, as amended and in effect from time to time.

  Base Rate:  the per annum rate of interest announced or published publicly
  ---------
from time to time by Citibank, N.A. in New York, New York as its corporate base (or equivalent) rate of interest, which rate shall change automatically without notice and simultaneously with each change in such corporate base rate. The Base Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer by Citibank, N.A. in New York, New York.

  Basic Financial Statements:  as defined in subsection 6.3.3.
  --------------------------

  Borrower:  any of the Borrowers.
  --------

  Borrowers:  collectively, InfoCure, Rovak, CCI Acquisition, Inc., Polci, HCD,
  ---------
KComp, SoftEasy, DR Software, Millard-Wayne, ICS, OPMS, Pace, MD Acquisition, Inc., each Acquisition Subsidiary and any Target acquired by InfoCure pursuant to an Equity Acquisition.

  Borrowers' Obligations:  (i) any and all Indebtedness due or to become due,
  ----------------------
now existing or hereafter arising, of Borrowers to FINOVA pursuant to the terms of this Loan Agreement, any other Loan Instrument or otherwise, including, without limitation, the Contingent Obligation Payment required to be made by Borrowers pursuant to Section 2.11, and (ii) the performance of the covenants of Borrowers contained in the Loan Instruments.

  Business Day:  any day other than a Saturday, Sunday or other day on which
  ------------
banks in Phoenix, Arizona or New York, New York are required to close.

  Capital Expenditures:  payments that are made or liabilities that are incurred
  --------------------
by any Borrower for the lease, purchase, improvement, construction or use of any Property, the value or cost of which under GAAP is required to be capitalized and appears on such Borrower's balance sheet in the category of property, plant or equipment, without regard to the manner in which such payments or the instruments pursuant to which they are made are characterized by such Borrower or any other Person.

  Capitalized Lease:  any lease of Property, the obligations for the rental of
  -----------------
which are required to be capitalized in accordance with GAAP.

  CCI Acquisition, Inc.:  as defined in the Preamble of this Loan Agreement.
  ---------------------

  Chief Financial Officer:  the chief financial officer of each Borrower.
  -----------------------

  Closing Certificate:  a Closing Certificate executed by Borrowers in form and
  -------------------
substance satisfactory to FINOVA.

  Code:  the Internal Revenue Code of 1986, any successor statute thereto, and
  ----
the rules, regulations and legally binding policies promulgated thereunder, as amended and in effect from time to time.

  Collateral:  (i) all existing and after-acquired Property of Borrowers,
  ----------
including, without limitation, all existing and after-acquired accounts, equipment, inventory, investment property and general intangibles, (ii) the Subsidiaries Capital Stock and (iii) all proceeds of the foregoing.

  Commercial Acquisition:  the acquisition by CCI Acquisition, Inc. of
  ----------------------
substantially all of the Property of Commercial Seller.

  Commercial Acquisition Instruments:  all agreements, documents and instruments
  ----------------------------------
executed and delivered by InfoCure, CCI Acquisition, Inc. and Commercial Seller in connection with the Commercial Acquisition.

  Commercial Seller:  Commercial Computers, Inc., a Florida corporation.
  -----------------

  Commercial Subordinated Note:  that certain Non-Negotiable Convertible
  ----------------------------
Promissory Note dated as of October 1, 1997 in the original principal amount of $600,000 made by InfoCure and CCI Acquisition, Inc. payable to the order of Commercial Seller.

  Commercial Subordination Agreement:  that certain Subordination Agreement
  ----------------------------------
dated as of November 14, 1997 among InfoCure, CCI Acquisition, Inc., Commercial Seller and FINOVA.

  Compliance Certificate:  a Compliance Certificate executed by the Chief
  ----------------------
Financial Officer, in form and substance satisfactory to FINOVA.

  Contingent Obligation Payment:  as defined in Section 2.11.
  -----------------------------

  Contribution Agreement:  a contribution agreement among the Borrowers, in form
  ----------------------
and substance satisfactory to FINOVA.

  COP Base Amount:  as of any date, an amount equal to the difference of (i) the
  ---------------
Operating Cash Flow of Borrowers for the Fiscal Year of Borrowers ending January 31, 1998, less (ii) the Operating Cash Flow attributable to any Subsidiary, profit-center or other material group of assets which, during the period from the Original Closing Date to and including the COP Calculation Date, shall have been sold or otherwise subject to a disposition in accordance with the terms of this Loan Agreement, the calculation of which shall be reasonably satisfactory to FINOVA.

  COP Calculation Date:  (i) the date on which the Contingent Obligation
  --------------------
Payment is required to be made pursuant to Section 2.11 or (ii) if the Contingent Obligation Payment is due as a result of the occurrence of any Market Event or Market Refinancing Event, then, at FINOVA's option, the date on which FINOVA shall have received notice of such Market Event or Market Refinancing Event, as applicable, which Borrowers covenant and agree to provide no less than thirty (30) days prior to the date on which such Market Event or Market Refinancing Event, as applicable, occurs.

  COP Default Event:  shall mean (i) the occurrence of any Event of Default
  -----------------
described in subsection 8.1.10 or (ii) the acceleration of Borrowers' Obligations pursuant to Section 8.2.

  COP Market Value:  shall mean (i) if the Contingent Obligation Payment is
  ----------------
required to be paid on the COP Maturity Payment Date, the Operating Cash Flow of Borrowers for the Fiscal Year of Borrowers ending on January 31, 2001, the calculation of which shall be based upon financial statements delivered to FINOVA by Borrowers pursuant to subsection 6.3.3 or (ii) if the Contingent Obligation payment is required to be made on any other date, the greater of (A) the Adjusted Operating Cash Flow of Borrowers for the twelve-month period ending on the last day of the most recent month for which Borrowers shall have delivered to FINOVA financial statements pursuant to subsection 6.3.1 or (B) the annualized Adjusted Operating Cash Flow of Borrowers for the then current Fiscal Year determined as of the last day of the most recent month for which Borrowers shall have delivered to FINOVA financial statements pursuant to subsection 6.3.1, the calculation of which shall be based upon such financial statements which cover the period from the beginning of the then current Fiscal Year of Borrowers to the end of such most recent month.

  COP Maturity Payment Date:  the 30th day after the date on which Borrowers are
  -------------------------
required to deliver audited financial statements for the Fiscal Year of Borrowers ending on January 31, 2001 pursuant to subsection 6.3.3.

  Debt Service:  during any period, all payments of principal, interest,
  ------------
premium, loan fees and other charges with respect to Indebtedness for Borrowed Money, which payments are required or permitted to be made pursuant to this Loan Agreement and are due and payable during such period, excluding any payments made in connection with unsecured inter-company loans by any Borrower to any other Borrower permitted to be made pursuant to this Loan Agreement.

  Default Rate:  (i) with respect to the Term Loan, a rate equal to 14.5% per
  ------------
annum, (ii) with respect to the Acquisition Loan, a rate equal to the Base Rate, plus the Applicable Margin then in effect, plus 5.0% per annum and (iii) with
----                                       ----
respect to any other amounts which may be owing by Borrowers to FINOVA pursuant to this Loan Agreement, the other Loan Instruments or otherwise, a rate equal to the greater of (i) and (ii) of this definition.

  Default Rate Period:  a period of time commencing on the date an Event of
  -------------------
Default has occurred and ending on the date that such Event of Default is cured or waived.

  Discount Value:  as defined in subsection 2.6.1(e)(ii).
  --------------

  Eligible Accounts:  at any given time, the aggregate of the face amount of the
  -----------------
accounts receivable of Borrowers, exclusive of any accounts receivable over 60 days past due.

  Employee Benefit Plan:  any employee benefit plan within the meaning of
  ---------------------
Section 3(3) of ERISA which (i) is maintained for employees of any Borrower or any of its ERISA Affiliates or (ii) has at any time within the preceding six years been maintained for the employees of such Borrower or any of its current or former ERISA Affiliates.

  Environmental Certificate:  an environmental certificate executed by
  -------------------------
Borrowers, in form and substance satisfactory to FINOVA.

  Environmental Laws:  any and all federal, state and local laws that relate to
  ------------------
or impose liability or standards of conduct concerning public or occupational health and safety or protection of the environment, as now or hereafter in effect and as have been or hereafter may be amended or reauthorized, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C '9601 et seq.), the Hazardous Materials Transportation
                              ------
Act (42 U.S.C. '1802 et seq.), the Resource Conservation and Recovery Act (42
                     ------
U.S.C. '6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. '1251
             ------
et seq.), the Toxic Substances Control Act (15 U.S.C. '2601 et seq.), the Clean
------                                                      ------
Air Act (42 U.S.C. '7901 et seq.), the National Environmental Policy Act (42
                         ------
U.S.C. '4231, et seq.), the Refuse Act (33 U.S.C. '407, et seq.), the Safe
              ------                                    ------
Drinking Water Act (42 U.S.C. '300(f) et seq.), the Occupational Safety and
                                      ------
Health Act (29 U.S.C. '651 et seq.), and all rules, regulations, codes,
                           ------
ordinances and guidance documents promulgated or published thereunder, and the provisions of any licenses, permits, orders and decrees issued pursuant to any of the foregoing.

  Equity Acquisition:  an acquisition by InfoCure directly or through a wholly-
  ------------------
owned subsidiary of 100% of the capital stock or other equity interests of a Target.

  ERISA:  the Employee Retirement Income Security Act of 1974, and any successor
  -----
statute thereto, and the rules, regulations and legally binding policies promulgated thereunder, as amended and in effect from time to time.

  ERISA Affiliate:  any Person who is a member of a group which is under common
  ---------------
control with any Borrower, who together with such Borrower is treated as a single employer within the meaning of Section 414(b), (c) and (m) of the Code.

  Event of Default:  any of the Events of Default set forth in Section 8.1.
  ----------------

  Excess Cash Flow:  for any period, (i) the Operating Cash Flow of Borrowers
  ----------------
for such period, (ii) plus Accounts Decrease, if any, for such period, and (iii)
                      ----
minus, the aggregate of the following for such period: (A) Debt Service, (B)
-----
amounts actually paid by Borrowers with respect to Capital Expenditures permitted to be incurred pursuant to this Loan Agreement, whether or not under the definition "Capital Expenditures" such Capital Expenditures were deemed to be made during such period, but excluding any such amounts paid from the proceeds of Permitted Senior Indebtedness, and (C) Accounts Increase, if any.

  Excess Interest:  as defined in subsection 2.3.4.
  ---------------

  Existing Acquisition Instruments:  collectively, (i) the SoftEasy Acquisition
  --------------------------------
Instruments, (ii) the Commercial Acquisition Instruments, (iii) the OPMS Acquisition Instruments, (iv) the Pace Acquisition Instruments and (v) the Polci Acquisition Instruments.

  Existing Amended and Restated Loan Agreement:  as defined in the Preliminary
  --------------------------------------------
Statement of this Loan Agreement.

  Existing Loan Instruments:  collectively, the agreements, documents and
  -------------------------
instruments set forth on EXHIBIT 1.1(A).

  FINOVA:  as defined in the Preamble to this Loan Agreement.
  ------

  Fiscal Year:  shall mean the fiscal year of Borrowers for financial accounting
  -----------
purposes, which fiscal year ends on January 31.

  Funding Date:  the date of disbursement of any Advance of the Acquisition
  ------------
Loan.

  GAAP:  generally accepted accounting principles as in effect from time to
  ----
time, which shall include but shall not be limited to the official interpretations thereof by the Financial Accounting Standards Board or any successor thereto.

  Good Funds:  United States Dollars available in Federal funds to FINOVA at or
  ----------
before 2:00 p.m., Phoenix time, on a Business Day.

  Governmental Body:  any foreign, federal, state, municipal or other
  -----------------
government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator.

  Hazardous Materials:  any hazardous, toxic, dangerous or other waste,
  -------------------
substance or material defined as such in, regulated by or for purposes of any Environmental Law.

  HCD:  as defined in the Preamble of this Loan Agreement.
  ---

  ICS:  as defined in the Preamble of this Loan Agreement.
  ---

  Incipient Default:  any event of condition which, with the giving of notice or
  -----------------
the lapse of time, or both, would become an Event of Default.

  Indebtedness:  all liabilities, obligations and reserves, contingent or
  ------------
otherwise, which, in accordance with GAAP, would be reflected as a liability on a balance sheet or would be required to be disclosed in a financial statement, including, without duplication: (i) Indebtedness for Borrowed Money, (ii) obligations secured by any Lien upon Property, (iii) guaranties, letters of credit and other contingent obligations and (iv) liabilities in respect of unfunded vested benefits under any Pension Plan or in respect of withdrawal liabilities incurred under ERISA by any Borrower or any of its ERISA Affiliates to any Multiemployer Plan.

  Indebtedness for Borrowed Money:  without duplication, all Indebtedness (i) in
  -------------------------------
respect of money borrowed, (ii) evidenced by a note, debenture or other like written obligation to pay money (including, without limitation, all of Borrowers' Obligations and Permitted Senior Indebtedness), (iii) in respect of rent or hire of Property under Capitalized Leases or for the deferred purchase price of Property, (iv) in respect of obligations under conditional sales or other title retention agreements and (v) all guaranties of any or all of the foregoing.

  InfoCure:  as defined in the Preamble of this Loan Agreement.
  --------

  Initial Loan Instruments: collectively,
  ------------------------

  (i)    this Loan Agreement;

  (ii)   the Notes;

  (iii)  a Contribution Agreement;

  (iv) a Master Reaffirmation Agreement among the Borrowers as of the Restatement Effective Date and FINOVA;

  (v) a Reaffirmation of Subordination Agreement with respect to (a) each of KComp Subordination Agreements, (b) the Commercial Subordination Agreement and (c) the Polci Subordination Agreement;

  (vi)   a Security Agreement executed by MD Acquisition, Inc.;

  (vii) a Pledge Agreement with respect to the capital stock of MD Acquisition, Inc.;

  (viii) a power of attorney executed by MD Acquisition, Inc.;

  (ix)   an Assignment of Leases executed by MD Acquisition, Inc.;

  (x)    an Environmental Certificate executed by MD Acquisition, Inc.;

  (xi)   Mortgages, if any;

  (xii) an Assignment of Acquisition Instruments in connection with the Micro-Software Acquisition;

  (xiii) a Closing Certificate;

  (xiv)  a Solvency Certificate;

  (xv)   an initial notice of borrowing;

  (xvi) such Uniform Commercial Code financing statements as FINOVA may require in order to perfect the Security Interests; and

  (xvii) such other instruments and documents as FINOVA reasonably may require in connection with the transactions contemplated by this Loan Agreement.

  Instruments:  collectively, (i) the Loan Instruments, (ii) the Acquisition
  -----------
Instruments, (iii) the Existing Acquisition Instruments, (iv) the KComp Notes,
(v) the Commercial Subordinated Note, (vi) the Polci Subordinated Note, (vii) the Micro-Software Acquisition Instruments and (viii) each subordination agreement executed and delivered in connection with the transactions contemplated by the Loan Instruments.

  Joinder to Loan Agreement:  a joinder to this Loan Agreement pursuant to which
  -------------------------
any Person shall become a "Borrower" hereunder.

  KComp:  as defined in the Preamble of this Loan Agreement.
  -----

  KComp Notes:  shall mean, collectively, (i) that certain Promissory Note dated
  -----------
July 9, 1997 in the original principal amount of $46,645.25 made by KComp payable to the order of Marc Kloner, (ii) that certain Promissory Note dated July 9, 1997 in the original principal amount of $60,141.92 made by KComp payable to the order of John Mayne, (iii) that certain Promissory Note dated July 9, 1997 in the original principal amount of $24,092.14 made by KComp payable to the order of Mark Diamond and (iv) that certain Promissory Note dated July 9, 1997 in the original principal amount of $119,120.69 made by KComp payable to the order of Craig Bourne.

  KComp Subordination Agreements:  collectively, the subordination agreements
  ------------------------------
among KComp, FINOVA and each holder of the KComp Notes.

  Landlord:  a lessor under a Lease.
  --------

  Landlord Consent:  a consent from a Landlord in form and substance
  ----------------
satisfactory to FINOVA.

  Lease:  any lease of real estate under which any Borrower is the lessee or
  -----
sublessee.

  Leasehold Property:  any real estate which is the subject of a Lease.
  ------------------

  License Agreements:  all license agreements pursuant to which any Borrower is
  ------------------
licensed to use the computer software or similar Property of any other Person in connection with the business of such Borrower.

  Licenses:  all licenses, permits, consents, approvals and authority issued by
  --------
any Governmental Body in connection with the operation of the business of any Borrower.

  Lien:  any mortgage, pledge, assignment, lien, charge, encumbrance or security
  ----
interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease or other title retention agreement.

  Loan Agreement:  this Second Amended and Restated Loan Agreement and any
  --------------
amendments or supplements hereto.

  Loan Amendment Fee:  as defined in Section 2.7.
  ------------------

  Loan Instruments:  collectively, (i) the Initial Loan Instruments, (ii) the
  ----------------
Existing Loan Instruments and (iii) the Acquisition Loan Instruments, including, without limitation, the Acquisition Loan Instruments executed and delivered in connection with the Micro-Software Acquisition.

  Loan Year:  a period of time from the Original Closing Date or any anniversary
  ---------
of the Original Closing Date to the immediately succeeding anniversary of the Original Closing Date.

  Loans:  collectively, the Term Loan and the Acquisition Loan.
  -----

  Make Whole Premium:  as defined in subsection 2.6.1(e)(i).
  ------------------

  Master Reaffirmation Agreement:  a master reaffirmation agreement among
  ------------------------------
Borrowers and FINOVA executed and delivered in connection with a Permitted Acquisition or otherwise, in each case in form and substance satisfactory to FINOVA.

  Material Adverse Effect:  (i) a material adverse effect upon the business,
  -----------------------
operations, Property, profits or condition (financial or otherwise) of the Borrowers as a whole or upon the validity, enforceability or priority of the Security Interests or (ii) a material impairment of the ability of the Borrowers as a whole to perform their obligations under any Loan Instrument or of FINOVA to enforce or collect any of Borrowers' Obligations.

  Market Event:  shall mean a sale or disposition of a Subsidiary or all or
  ------------
substantially all of the Property of any Borrower, in each case subject to the applicable provisions of this Loan Agreement.

  Market Refinancing Event:  the prepayment, performance and satisfaction in
  ------------------------
full of all of Borrowers' Obligations (other than the making of the Contingent Obligation Payment) pursuant to the applicable terms of this Loan Agreement.

  Maximum Rate:  as defined in subsection 2.3.4.
  ------------

  MD Acquisition, Inc.:  as defined in the Preamble of this Loan Agreement.
  --------------------

  Micro-Software Acquisition:  the acquisition by MD Acquisition, Inc. of
  --------------------------
substantially all of the Property of Micro-Software Seller pursuant to the Micro-Software Acquisition Instruments.

  Micro-Software Acquisition Instruments:  that certain Asset Purchase Agreement
  --------------------------------------
dated as of February 19, 1998 among Micro-Software Seller, MD Acquisition, Inc. and InfoCure, and all other agreements, documents and instruments executed and delivered pursuant thereto.

  Micro-Software Seller:  collectively, Micro-Software Designs, Inc., a New York
  ---------------------
corporation, Joseph Walsh, an individual, and Sarah Walsh, an individual.

  Millard-Wayne:  as defined in the Preamble of this Loan Agreement.
  -------------

  Mortgage:  a mortgage on a parcel of Real Estate in favor of FINOVA, in form
  --------
and substance satisfactory to FINOVA.

  Multiemployer Plan:  any multiemployer plan as defined pursuant to Section
  ------------------
3(37) of ERISA to which any Borrower or any of its ERISA Affiliates makes, or accrues an obligation to make contributions, or has made, or been obligated to make, contributions within the preceding six years.

  Multiplier:  shall be equal to (i) seven (7) if the COP Calculation Date
  ----------
occurs during the period commencing on the Original Closing Date and ending on the last day of Borrowers' Fiscal Year ending January 31, 1999, (ii) six (6) if the COP Calculation Date occurs during the period commencing on February 1, 1999 and ending on the day immediately preceding the COP Maturity Payment Date and
(iii) five (5) if the COP Calculation Date occurs on the COP Maturity Payment Date.

  Notes:  collectively, the Term Note and the Acquisition Loan Note.
  -----

  Operating Agreements:  all right-of-entry agreements, access agreements,
  --------------------
advertising contracts, equipment leases, agreements pursuant to which any Person provides electronic data service to any Borrower, service contracts and similar agreements relating to the operation of the business of any Borrower, excluding the Leases.

  Operating Cash Flow:  for any period, the net income of each Borrower for such
  -------------------
period:

    (i)   plus the sum of the following (without duplication), to the extent
          ----
          deducted in determining such net income of such Borrower for such period:

          (A) losses from sales, exchanges and other dispositions of Property not in the ordinary course of business;

          (B) interest, fees and other charges paid or accrued on Indebtedness, including, without limitation, interest on Capitalized Leases that is imputed in accordance with GAAP;

          (C)  depreciation and amortization;

          (D) extraordinary and non-recurring losses not in the ordinary course of business;

          (E)  casualty losses to the extent covered by casualty insurance;

          (F) taxes accrued but not paid during such period; and

          (G)  any other non-cash item deducted in determining such net income;

     (ii) minus the sum of the following (without duplication), to the extent
          -----
          included in determining such net income for such period:

          (A) gains from sales, exchanges and other dispositions of Property not in the ordinary course of business; and

          (B) proceeds of any insurance other than business interruption insurance.

  Operating Lease:  any lease which, under GAAP, is not required to be
  ---------------
capitalized.

  OPMS:  as defined in the Preamble of this Loan Agreement.
  ----

  OPMS Acquisition:  the acquisition by InfoCure of 100% of the issued and
  ----------------
outstanding capital stock of OPMS.

  OPMS Acquisition Instruments:  all agreements, documents and instruments
  ----------------------------
executed and delivered by InfoCure, OPMS and the seller thereunder in connection with the OPMS Acquisition.

  Original Borrowers:  shall mean all of the Borrowers as of the Restatement
  ------------------
Effective Date other than MD Acquisition, Inc.

  Original Closing Date:  October 29, 1997.
  ---------------------

  Pace:  as defined in the Preamble of this Loan Agreement.
  ----

  Pace Acquisition:  the acquisition by InfoCure of 100% of the issued and
  ----------------
outstanding capital stock of Pace.

  Pace Acquisition Instruments:  all agreements, documents and instruments
  ----------------------------
executed and delivered by InfoCure, Pace and the seller thereunder in connection with the Pace Acquisition.

  PBGC:  the Pension Benefit Guaranty Corporation or any Governmental Body
  ----
succeeding to the functions thereof.

  Pension Plan:  any Employee Benefit Plan, other than a Multiemployer Plan,
  ------------
which is subject to the provisions of Part 3 of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code and which (i) is maintained for employees of any Borrower or any of its ERISA Affiliates, or (ii) has at any time within the preceding six years been maintained for the employees of any Borrower or any of its current or former ERISA Affiliates.

  Permitted Acquisitions:  an Acquisition funded in whole or in part with the
  ----------------------
proceeds of an Advance of the Acquisition Loan.

  Permitted Liens:  any of the following Liens:
  ---------------

    (i)   the Security Interests;

    (ii)  the Permitted Senior Indebtedness Liens;

    (iii) Liens for taxes or assessments and similar charges, which either are
          (A) not delinquent or (B) being contested diligently and in good faith by appropriate proceedings, and as to which the applicable Borrower has set aside reserves on its books which are satisfactory to FINOVA;

    (iv) statutory Liens, such as mechanic's, materialman's, warehouseman's, carrier's or other like Liens, incurred in good faith in the ordinary course of business, provided that the underlying obligations relating to such Liens are paid in the ordinary course of business, or are being contested diligently and in good faith by appropriate proceedings and as to which the applicable Borrower has set aside reserves on its books satisfactory to FINOVA, or the payment of which obligations are otherwise secured in a manner satisfactory to FINOVA;

    (v) zoning ordinances, easements, licenses, reservations, provisions, covenants, conditions, waivers or restrictions on the use of Property and other title exceptions, in each case, that are acceptable to FINOVA;

    (vi) Liens in respect of judgments or awards with respect to which no Event of Default would exist pursuant to subsection 8.1.6; and

    (vii) Liens to secure payment of insurance premiums (A) to be paid in accordance with applicable laws in the ordinary course of business relating to payment of worker's compensation, or (B) that are required for the participation in any fund in connection with worker's compensation, unemployment insurance, old-age pensions or other social security programs.

  Permitted Prior Liens:  any of the following Liens:
  ---------------------

    (i)   the Permitted Senior Indebtedness Liens;

    (ii) the Permitted Liens described in clauses (iii) and (iv) of the definition of Permitted Liens that are accorded priority to the Security Interests by law; and

    (iii) the Permitted Liens described in clauses (v) and (vii) of the definition of Permitted Liens, subject to the limitations set forth therein.

  Permitted Senior Indebtedness:  Indebtedness, other than Borrowers'
  -----------------------------
Obligations, incurred to purchase tangible personal property or Indebtedness incurred to lease tangible personal property pursuant to Capitalized Leases, provided that (i) such aggregate Indebtedness of the Borrowers existing as of the Original Closing Date shall not in the aggregate exceed $150,000, (ii) during any Loan Year after the Original Closing Date the aggregate amount of such Indebtedness of the Borrowers at any one time outstanding during such Loan Year shall not exceed $2,500,000 and payments made with respect to such Indebtedness during such Loan Year shall not exceed $750,000 in the aggregate, and (iii) no Event of Default exists at the time or will be caused as a result of the incurrence of any Indebtedness described in clause (ii).

  Permitted Senior Indebtedness Liens:  Liens that secure Permitted Senior
  -----------------------------------
Indebtedness, provided that each such Lien attaches only to the Property purchased or leased with the proceeds of the Permitted Senior Indebtedness incurred with respect to such Property.

  Person:  any individual, firm, corporation, business enterprise, trust,
  ------
association, joint venture, partnership, limited liability company or partnership, Governmental Body or other entity, whether acting in an individual, fiduciary or other capacity.

  Pledge Agreement:  a pledge agreement executed by InfoCure pursuant to which
  ----------------
FINOVA is granted a Lien upon any of the Subsidiaries Capital Stock, in form and substance satisfactory to FINOVA.

  Polci:  as defined in the Preamble of this Loan Agreement.
  -----

  Polci Acquisition:  the acquisition by Polci of substantially all of the
  -----------------
Property of Polci Seller pursuant to the Polci Acquisition Instruments.

  Polci Acquisition Instruments:  that certain Asset Purchase Agreement dated as
  -----------------------------
of November 18, 1997 but effective as of October 1, 1997 among Polci Seller, Polci, InfoCure, James R. Hegler Revocable Living Trust U/A/D June 15, 1990, Phyllis J. Hegler Revocable Living Trust U/A/D June 15, 1990, Margery Roberts, as Personal Representative of the Estate of Edward Roberts, and James R. Helger, and all other documents and instruments executed and delivered pursuant thereto.

  Polci Seller:  Professional On-Line Computer, Inc., a Michigan corporation.
  ------------

  Polci Subordination Agreement:  that certain Subordination Agreement of even
  -----------------------------
date herewith among Polci, InfoCure, the James R. Hegler Revocable Living Trust U/A/D June 15, 1990, and FINOVA.

  Polci Subordinated Note:  that certain Promissory Note dated as of October 1,
  -----------------------
1997 in the original principal amount of $89,733 made by Polci and InfoCure payable to the order of the James R. Hegler Revocable Living Trust U/A/D June 15, 1990.

  Prepayment Premium:  as defined in subsection 2.6.1(b).
  ------------------

  Principal Balance:  the unpaid principal balance of the Loans or any specified
  -----------------
portion thereof outstanding from time to time.

  Property:  all types of real, personal or mixed property and all types of
  --------
tangible or intangible property.

  Qualified Depository:  a member bank of the Federal Reserve System having a
  --------------------
combined capital and surplus of at least $100,000,000.

  Reaffirmation of Subordination Agreement:  a reaffirmation of subordination
  ----------------------------------------
agreement executed by the applicable Borrowers and such other Persons as required by FINOVA, in form and substance satisfactory to FINOVA.

  Real Estate:  any real estate which is owned, beneficially or otherwise, by
  -----------
any Borrower.

  Reinvestment Yield:  as defined in subsection 2.6.1(e)(iv).
  ------------------

  Remaining Scheduled Payment Amount:  as defined in subsection 2.6.1(e)(iii).
  ----------------------------------

  Restatement Effective Date:  the date on which the Restatement Closing shall
  --------------------------
have occurred.

  Restatement Closing:  this Loan Agreement being deemed to becoming effective
  -------------------
pursuant to Section 4.1.

  Rovak:  as defined in the Preamble of this Loan Agreement.
  -----

  Securities Act:  the Securities Act of 1933, the Securities Exchange Act of
  --------------
1934, any successor statute thereto, and the rules, regulations and legally binding policies of the Securities Exchange Commission promulgated thereunder, as amended and in effect from time to time.

  Security Interests:  the Liens in the Collateral granted to FINOVA pursuant to
  ------------------
the Loan Instruments and any other document or instrument now or hereafter executed by any Borrower or any other Person which purports to grant a Lien on the Property of such Borrower or such other Person in favor of FINOVA.

  Seller's Consent:  a consent to an Assignment of Acquisition Instruments, in
  ----------------
form and substance reasonably satisfactory to FINOVA, to be executed by the seller of the Property which is the subject of a Permitted Acquisition.

  Senior Debt Service:  during any period, all payments of principal, interest,
  -------------------
premium, loan fees and other charges with respect to Borrowers' Obligations, which payments are required or permitted to be made pursuant to this Loan Agreement and are due and payable during such period.

  Senior Debt Service Coverage Ratio:  the ratio of (i) consolidated Adjusted
  ----------------------------------
Operating Cash Flow for the twelve-month period ending on the last day of any quarter less any payments made during such twelve-month period with respect to Capital Expenditures to (ii) Senior Debt Service of Borrowers for such twelve-month period.

  SoftEasy:  as defined in the Preamble of this Loan Agreement.
  --------

  SoftEasy Seller:  collectively, Hal M. Segal, an individual, and Bart C Segal,
  ---------------
an individual.

  SoftEasy Acquisition:  the acquisition by InfoCure of all of the equity
  --------------------
interests of SoftEasy.

  SoftEasy Acquisition Instruments:  all agreements and other documents executed
  --------------------------------
and delivered in connection with the SoftEasy Acquisition.

  Solvency Certificate:  a solvency certificate executed by Borrowers, in form
  --------------------
and substance satisfactory to FINOVA.

  Stated Rate:  as defined in subsection 2.3.4.
  -----------

  Subsidiaries:  all of the Borrowers except InfoCure.
  ------------

  Subsidiaries Capital Stock:  all of the issued and outstanding capital stock
  --------------------------
of the Subsidiaries and all warrants, options and other rights to purchase capital stock of the Subsidiaries.

  Subsidiary:  any of the Subsidiaries.
  ----------

  Target:  (i) any other Person engaged in business activities primarily
  ------
related to the business activities of the then existing Borrowers or (ii) a business unit or asset group of any other Person which is used in business activities primarily related to the business activities of the then existing Borrowers, in each case acquired or proposed to be acquired in an Acquisition.

  Termination Event:  (i) a "Reportable Event" described in Section 4043 of
  -----------------
ERISA and the regulations issued thereunder; or (ii) the withdrawal of any Borrower or any of its ERISA Affiliates from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2); or
(iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or (iv) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of any Borrower or any of its ERISA Affiliates from a Multiemployer Plan; or (vii) the imposition of a lien pursuant to Section 412 of the Code or
Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

  Term Loan:  the term loan in the aggregate amount of $10,000,000 to be made by
  ---------
FINOVA to Borrowers pursuant to this Loan Agreement.

  Term Note:  a promissory note in the principal amount of $10,000,000 executed
  ---------
and delivered by Borrowers to FINOVA to evidence the Term Loan, and any notes issued in substitution thereof pursuant to the terms of this Loan Agreement, in each case in form and substance satisfactory to FINOVA.

  Unused Commitment Fee:  as defined in Section 2.9.
  ---------------------

  Weighted Average Life to Maturity:  as defined in subsection 2.6.1(e)(v).
  ---------------------------------

  1.2  TIME PERIODS.  In this Loan Agreement and the other Loan Instruments, in
       ------------
the computation of periods of time from a specified date to a later specified date, (i) the word

"from" means "from and including," (ii) the words "to" and "until" each mean "to, but excluding" and (iii) the words "through," "end of" and "expiration" each mean "through and including." Unless otherwise specified, all references in this Loan Agreement and the other Loan Instruments to (i) a "month" shall be deemed to refer to a calendar month, (ii) a "quarter" shall be deemed to refer to a calendar quarter and (iii) a "year" shall be deemed to refer to a calendar year.

  1.3  ACCOUNTING TERMS AND DETERMINATIONS.  All accounting terms not
       -----------------------------------
specifically defined herein shall be construed, all accounting determinations hereunder shall be made and all financial statements required to be delivered pursuant hereto shall be prepared in accordance with GAAP as in effect at the time of such interpretation, determination or preparation, as applicable. In the event that any Accounting Changes (as hereinafter defined) occur and such changes result in a change in the method of calculation of financial covenants, standards or terms contained in this Loan Agreement, then Borrowers and FINOVA agree to enter into negotiations to amend such provisions of this Loan Agreement so as to reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of Borrower shall be the same after such Accounting Changes as if such Accounting Changes had not been made. For purposes hereof, "Accounting Changes" shall mean (i) changes in generally accepted accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or any successor thereto) or other appropriate authoritative body and (ii) changes in accounting principles as approved by the Accountants.

  1.4  REFERENCES.  All references in this Loan Agreement to "Article,"
       ----------
"Section," "subsection," "subparagraph," "clause" or "Exhibit," unless otherwise indicated, shall be deemed to refer to an Article, Section, subsection, subparagraph, clause or Exhibit, as applicable, of this Loan Agreement.

  1.5  FINOVA'S DISCRETION.  Whenever the terms "satisfactory to FINOVA,"
       -------------------
"determined by FINOVA," "acceptable to FINOVA," "FINOVA shall elect," "FINOVA shall request," "at the option or election of FINOVA," or similar terms are used in the Loan Instruments, except as otherwise specifically provided therein, such terms shall mean satisfactory to, at the election or option of, determined by, acceptable to or requested by FINOVA, in its sole and unlimited discretion.

  1.6  BORROWER'S KNOWLEDGE.  Any statements, representations or warranties in
       --------------------
the Loan Instruments that are based upon the knowledge or best knowledge of a Borrower or an officer thereof shall be deemed to have been made after due inquiry by the officer making such statements, representations or warranties on behalf of such Borrower or himself or herself, as applicable, with respect to the matter in question, and no Borrower shall be imputed with knowledge of any fact or circumstance unless an executive officer of such Borrower shall have or should have had actual knowledge of such fact or circumstance.

                                  ARTICLE II
                                  ----------

          LOANS; TERMS OF PAYMENT; AND CONTINGENT OBLIGATION PAYMENT
          ----------------------------------------------------------

  2.1  LOANS.
       -----

       2.1.1  TERM LOAN.  The Term Loan shall consist of a term loan from FINOVA
              ---------
  to Borrowers in the aggregate amount of $10,000,000. Borrowers agree and acknowledge that on the Restatement Effective Date, the Term Loan shall be deemed to have been fully disbursed and, on such date, the Principal Balance of the Term Loan shall be equal to $9,972,500.00, such amount constituting (i) all of the loans outstanding under the Existing Loan Agreement as of the Restatement Effective Date, plus (ii) a portion of the Term Loan to be
                              ----
  disbursed on the Restatement Effective Date in an amount equal to $2,141,881.14, less (iii) $27,500, the amount of principal repaid by Borrowers
                 ----
  under the Existing Loan Agreement.

       2.1.2  ADVANCES OF THE ACQUISITION LOAN.
              --------------------------------

              (a) FINOVA shall from time to time, on or before February 24, 1999, make Advances of the Acquisition Loan to Borrowers provided (i) at no time shall the aggregate amount of such Advances of the Acquisition Loan exceed $20,000,000 and (ii) the terms and conditions set forth in paragraph (b) of this subsection 2.1.2 shall have been satisfied with respect to each Advance of the Acquisition Loan made after the Restatement Effective Date. FINOVA shall have no obligation to make Advances of the Acquisition Loan subsequent to February 24, 1999.

              (b) CONDITIONS TO ADVANCES OF THE ACQUISITION LOAN. The obligation
                  ----------------------------------------------
          of FINOVA to make any Advances of the Acquisition Loan shall be subject to the satisfaction of each of the following conditions:

                  (i) no Event of Default shall exist or be created by the disbursement of such Advance of the Acquisition Loan;

                  (ii) each Advance of the Acquisition Loan shall be in a minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount;

                  (iii) FINOVA shall have received not less than thirty (30) days prior to the proposed Funding Date, a description of the operations history and relevant market information with respect to the applicable Target, a discussion of competition and information regarding key personnel with respect to such Target, and such other financial statements, reports, projections and information with respect to the operations of such Target as FINOVA shall require;

                  (iv) FINOVA shall have received a Notice of Borrowing/Disbursement Request from Borrowers in the form of
                  EXHIBIT 2.1.2 with respect to each requested Advance no later than 12:00 p.m., Chicago time, at least two (2) Business Days in advance of the proposed Funding Date with respect to such Advance, which Funding Date shall be on a Business Day;

                  (v) all of the terms and conditions of Section 4.2 shall have been satisfied with respect to the subject Acquisition;

                  (vi) the ratio of (A) the Adjusted Operating Cash Flow of Borrowers for the twelve-month period ending on the last day of the most recent month preceding the applicable Funding Date for which Borrowers have delivered to FINOVA the financial statements and other information reasonably necessary to enable FINOVA to make such calculation less any payments made
                                                         ----
                  during such twelve-month period with respect to Capital Expenditures to (B) Adjusted Debt Service of Borrowers for such twelve-month period, shall be greater than 1.50;

                  (vii) on the applicable Funding Date the representations and warranties of Borrowers set forth in the Loan Instruments shall be true and correct when made and at and as of the time of such Funding Date, except to the extent that such representations and warranties expressly relate to an earlier date; and

                  (viii) FINOVA shall have received a certificate executed by the Chief Financial Officer that the Borrowers are not prohibited by the Subordinated Loan Instruments from incurring the Indebtedness in connection with such Advance of the Acquisition Loan or from consummating such Acquisition.

  2.2  USE OF PROCEEDS, NOTES AND REBORROWING.
       -------------------------

       2.2.1  USE OF PROCEEDS.  The proceeds of the Loans shall be used solely
              ---------------
  for Permitted Acquisitions and to pay related transaction costs.

       2.2.2  NOTES.  The Term Loan and the Acquisition Loan shall be evidenced
              -----
  by the Term Note and the Acquisition Loan Note, respectively.

       2.2.3  REBORROWING.  Borrowers may not reborrow all or any portion of the
              -----------
  Term Loan or the Acquisition Loan which is repaid or prepaid.

  2.3  INTEREST.
       --------

       2.3.1  INTEREST RATES AND PAYMENT.  Except as provided in subsection
              --------------------------
  2.3.2, (i) the Principal Balance of the Term Loan shall bear interest at a rate equal to nine and one half percent (9.5%) per annum and (ii) the Principal Balance of the Acquisition Loan shall bear interest (A) until March 31, 1999, at the Base Rate then in effect from time to time plus 1.0% and (B)
                                                              ----
  thereafter, at the Base Rate then in effect from time to time plus the
                                                                ----
  Applicable Margin. As used in this Loan Agreement, the "Applicable Margin" shall be determined on the first day of each quarter (the "Determination Date") commencing with March 1, 1999 and shall mean the percentage set forth opposite the applicable Senior Debt Service Coverage Ratio as calculated as of the last day of the second quarter preceding such quarter:

     Senior Debt
     Service Coverage Ratio              Applicable Margin
     ----------------------              -----------------

     greater than or equal to 3.25             0.50%


     greater than or equal to 2.75,            0.75%
     but less than 3.25

     greater than or equal to 2.25,            0.90%
     but less than 2.75

     less than 2.25                            1.00%

  Interest shall be payable monthly in arrears on the first Business Day of each month commencing with the first month following the Original Closing Date.

       2.3.2  DEFAULT RATE.  During a Default Rate Period, Borrowers'
              ------------
  Obligations shall bear interest at the Default Rate.

       2.3.3  INTEREST COMPUTATION.  Interest shall be computed on the basis of
              --------------------
  a year consisting of 360 days and charged for the actual number of days during the period for which interest is being charged. In computing interest, the date of funding shall be included and the date of payment shall be excluded.

       2.3.4  MAXIMUM INTEREST.  Notwithstanding any provision to the contrary
              ----------------
  contained herein or in any other Loan Instrument, FINOVA shall not collect a rate of interest on any obligation or liability due and owing by Borrowers to FINOVA in excess of the maximum contract rate of interest permitted by applicable law ("Excess Interest"). FINOVA and Borrowers agree that the interest laws of the State of Arizona shall govern the relationship among them and understand and believe that the transactions contemplated by the Loan Instruments comply with the usury laws of the
  State of Arizona, but in the event of a final adjudication to the contrary, Borrowers shall be obligated to pay, nunc pro tunc, to FINOVA only such
                                       -------------
  interest as then shall be permitted by the laws of the state found to govern the contract relationship among FINOVA and Borrowers. If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Loan Agreement or any other Loan Instrument, then in such event (i) no Borrower shall be obligated to pay such Excess Interest, (ii) any Excess Interest collected by FINOVA shall be, at FINOVA's option, (A) applied to the Principal Balance of the Loans in such manner as FINOVA may elect or to accrued and unpaid interest not in excess of the maximum rate permitted by applicable law (the "Maximum Rate") or (B) refunded to the payor thereof, (iii) the interest rates provided for herein (the "Stated Rate") shall be automatically reduced to the Maximum
  Rate and the Loan Instruments shall be deemed to have been, and shall be, modified to reflect such reduction and (iv) no Borrower shall have any action against FINOVA for any damages arising out of the payment or collection of such Excess Interest; provided, however, that if at any time
                                      --------  -------
  thereafter the Stated Rate is less than the Maximum Rate, Borrowers shall, to the extent permitted by law, continue to pay interest at the Maximum
  Rate until such time as the total interest received by FINOVA is equal to the total interest which FINOVA would have received had the Stated Rate been (but for the operation of this provision) the interest rate payable. Thereafter, the interest rate payable shall be the Stated Rate unless and until the Stated Rate again exceeds the Maximum Rate, in which event the provisions contained in this subsection 2.3.4 shall again apply.

  2.4  PRINCIPAL PAYMENTS.
       ------------------

       2.4.1  TERM LOAN.  The Principal Balance of the Term Loan shall be
              ---------
  payable by Borrowers, jointly and severally, in fifty-five (55) consecutive monthly installments on the first Business Day of each month commencing on the first Business Day of April, 1998. Each of the first fifty-four (54) installments shall be in the amount of $181,318.18, and the last installment shall be in the amount of the then remaining Principal Balance of the Term Loan.

       2.4.2  ACQUISITION LOAN.  The Principal Balance of the Acquisition Loan
              ----------------
  shall be payable by Borrowers, jointly and severally, in fifty-five (55) consecutive monthly installments on the first Business Day of each month commencing on the first Business Day of April, 1998 (the "First Payment Date"). Each of the first fifty-four (54) installments shall be in an amount equal to (i) the Principal Balance of the Acquisition Loan as of the last day of the month immediately preceding the month in which such installment is payable divided by (ii) the difference of (a) 60 less (b)
                         ----------                               ----
  the number of full months which shall have passed since the First Payment Date (not including the month in which such installment is to be made), and the last installment shall be in the amount of the then remaining Principal Balance of the Acquisition Loan.

       2.4.3  FINAL PAYMENT.  The then remaining Principal Balance of the Term
              -------------
  Loan and the Acquisition Loan, if any, and any other sums which then are due and payable pursuant to the terms of the Loan Instruments, shall be due and payable on October 28, 2002.

  2.5  LATE CHARGES.  If a payment of principal or interest to be made
       ------------
pursuant to this Loan Agreement or the payment of the Contingent Obligation Payment becomes past due for a period in excess of five (5) days, Borrowers shall pay on demand to FINOVA a late charge of 5.0% of the amount of such overdue payment.

  2.6  PREPAYMENTS.
       -----------

       2.6.1  VOLUNTARY PREPAYMENTS.  Borrowers may at any time and from time to
              ---------------------
  time voluntarily prepay all or any portion of the Principal Balance, subject to the following terms and conditions:

          (a)  NOTICE OF PREPAYMENT; NUMBER AND AMOUNT OF PREPAYMENTS.  Not less
               ------------------------------------------------------
       than 20 days prior to the date upon which Borrowers desire to make any such voluntary prepayment, Borrowers shall deliver to FINOVA notice of their intention to prepay, which notice shall state the prepayment date and the amount of the Principal Balance to be prepaid. No partial prepayment of the Principal Balance shall be in an amount less than $100,000 or integral multiples of $100,000 in excess thereof. A prepayment of the Principal Balance shall not be made more frequently than once each month. If Borrowers deliver to FINOVA a notice of prepayment and fail to make such prepayment, Borrowers shall reimburse FINOVA on demand for any loss, cost and/or expense incurred by FINOVA as a result of FINOVA's reliance on such notice.

          (b)  PREPAYMENT PREMIUM.  Any prepayment of the Principal Balance
               ------------------
       (other than a prepayment made pursuant to subsection 2.6.2(a)) shall be accompanied by a payment (a "Prepayment Premium") of (i) 3% of the amount prepaid during the first Loan Year; (ii) 2% of the amount prepaid during the second Loan Year; and (iii) 1% of the amount prepaid during the third, fourth or fifth Loan Years.

          (c)  ADDITIONAL PAYMENTS.  Concurrently with any prepayment pursuant
               -------------------
       to this subsection 2.6.1, Borrowers shall pay to FINOVA accrued and unpaid interest on the Principal Balance which is being prepaid to the date on which FINOVA is in receipt of Good Funds, and any other sums which are due and payable pursuant to the terms of any of the Loan Instruments.

          (d)  APPLICATION OF VOLUNTARY PREPAYMENTS.  Prepayments of the
               ------------------------------------
       Principal Balance pursuant to this subsection 2.6.1 shall be applied to the payment of the Loans in such manner as FINOVA shall determine in its sole and absolute discretion.

          (e)  MAKE WHOLE PREMIUM.  In addition to the premiums calculated
               ------------------
       pursuant to (b) above, any prepayment of the Term Loan (including, without limitation, any prepayment made pursuant to subsection 2.6.2(a)) shall be accompanied by a payment equal to the Make Whole Premium. The following definitions shall apply in calculating the Make Whole Premium:

               (i)   "Make Whole Premium" means the positive difference, if any,
                      ------------------
               between (A) the Discounted Value immediately prior to any prepayment of that portion of the Principal Balance of the Term Loan which is being prepaid and (B) the Principal Balance of the Term Loan, or portion thereof, being prepaid as of the date of any such prepayment.

               (ii)  "Discounted Value" means the amount determined by
                      ----------------
               discounting the Remaining Scheduled Payment Amounts from their respective due dates to the date of the prepayment of the Term Loan, at a discount factor equal to the Reinvestment Yield.

               (iii) "Remaining Scheduled Payment Amount" means the amount of
                      ----------------------------------
               each scheduled payment of the Principal Balance of and interest on the Term Loan that would be due on or after the date of a prepayment of the Term Loan if no prepayment of the Term Loan were made prior to its scheduled due date.

               (iv)  "Reinvestment Yield" means the sum of (A) the rates shown
                      ------------------
               under the column heading "Ask YLD" for "Govt. Bonds & Notes" in the "Treasury Bonds, Notes & Bills" section of The Wall Street Journal, Western Edition, published on the Business Day prior to the date of any proposed prepayment of the Term Loan for the government bond or note with a maturity date having the closest matching maturity to the Weighted Average Life to Maturity, or, if there is more than one government bond or note with a maturity date having the closest matching maturity to the Weighted Average Life to Maturity, the highest of the rates shown in the "Ask YLD" column for any such bond or note, plus (B) two percent (2%).
                                                 ----

               (v)   "Weighted Average Life to Maturity" means the number of
                      ---------------------------------
               years (calculated to the nearest one-twelfth year) obtained by dividing (A) the sum of the products obtained by multiplying each remaining scheduled payment of principal under the Term Loan by the number of years (calculated to the nearest one-twelfth) which will elapse between the date of a prepayment of the Term Loan and the scheduled due date of such remaining scheduled principal payments, by (B) the outstanding Principal Balance of the Term Loan on such prepayment date.

       2.6.2  MANDATORY PREPAYMENT.
              --------------------

          (a) EXCESS CASH FLOW PAYMENTS.  Until Borrowers' Obligations are paid
              -------------------------
       and performed in full, for each Fiscal Year of Borrowers commencing with the Fiscal Year of Borrowers ending January 31, 1999, Borrowers shall pay to FINOVA an amount equal to 25% of the Excess Cash Flow for such Fiscal Year provided that the Operating Cash Flow of Borrowers for such Fiscal Year shall have been less than or equal to the Operating Cash Flow of Borrowers for the immediately preceding Fiscal Year of Borrowers. Each such payment shall be made within thirty (30) days after the date that Borrowers are required to deliver to FINOVA the financial statements for such Fiscal Year pursuant to subsection 6.3.3. Each Borrower agrees that it will not take any actions primarily intended to decrease the amount payable under this subsection 2.6.2(a) in anticipation of the calculation referred to herein.

          (b) Concurrently with any payment of the Principal Balance received by FINOVA resulting from the exercise by FINOVA of any remedy available to FINOVA subsequent to the occurrence of an Event of Default and the acceleration of Borrowers' Obligations, Borrowers jointly and severally shall pay to FINOVA a prepayment premium in an amount equal to the prepayment premium which would be payable if such payment was made pursuant to subsection 2.6.1.

          (c) Prepayments received by FINOVA pursuant to this subsection 2.6.2 shall be applied in the following order of priority to the payment of:
       (i) any and all sums which are due and payable pursuant to the terms of the Loan Instruments, except the Principal Balance and accrued and unpaid interest thereon, (ii) accrued and unpaid interest on the portion of the Principal Balance being prepaid, (iii) any other accrued and unpaid interest which is unpaid and (iv) the installments of the Principal Balance in accordance with subsection 2.6.1(d).

  2.7  LOAN AMENDMENT FEE.  Borrowers shall pay to FINOVA on the Restatement
       ------------------
Effective Date a loan amendment fee of $200,000 (the "Loan Amendment Fee"), which shall be deemed fully earned on the Restatement Effective Date, and shall be in addition to any loan or similar fee paid to FINOVA by Borrowers pursuant to the Existing Amended and Restated Loan Agreement or otherwise.

  2.8  INTENTIONALLY OMITTED.
       ---------------------

  2.9  UNUSED COMMITMENT FEE.  Borrowers shall pay to FINOVA a fee (the
       ---------------------
"Unused Commitment Fee") on the first Business Day of each month, commencing with the month of

January, 1998 through and including December, 1998, in an amount equal to the product of (i) the amount by which (a) for the months of January and February of 1998, $10,000,000, and (b) thereafter, $20,000,000, exceeds the daily average outstanding Principal Balance of the Acquisition Loan during the immediately preceding month, multiplied by (ii) one-half of one percent (0.5%) per annum.
                 ---------- --

  2.10 PAYMENTS AFTER EVENT OF DEFAULT.  All payments received by FINOVA
       -------------------------------
during the existence of an Event of Default shall be applied in accordance with
Section 8.4.

  2.11 CONTINGENT OBLIGATION PAYMENT.  Borrowers hereby jointly and
       -----------------------------
severally agree to pay to FINOVA, at the time specified herein, a payment (the "Contingent Obligation Payment") computed in the manner set forth in this
Section 2.11. The Contingent Obligation Payment shall be paid in one installment and shall be equal to 2.0% of the product of (i) the Multiplier then in effect multiplied by (ii) the amount by which (A) the COP Market Value
          ---------- --
calculated as of the COP Calculation Date exceeds (B) the COP Base Amount calculated as of the COP Calculation Date. Subject to the proviso contained at the end of this sentence, Borrowers shall make the Contingent Obligation Payment to FINOVA in Good Funds on the earlier of (a) the date on which a Market Refinancing Event shall have occurred and (b) the COP Maturity Payment Date; provided, however, Borrowers shall make the Contingent Obligation Payment to
--------  -------
FINOVA in Good Funds, if FINOVA so elects, on (x) the date of, and simultaneously with, the occurrence of a Market Event or (y) on or before the fifth (5th) day after the occurrence of any COP Default Event.

  2.12 METHOD OF PAYMENT; GOOD FUNDS.  All payments to be made pursuant to
       -----------------------------
the Loan Instruments by Borrowers shall be made by wire transfer of Good Funds to the account of FINOVA at Citibank, N.A., 399 Park Avenue, New York, New York, ABA 021000089, Credit: FINOVA Capital Corporation, Credit Account No. 40701338,
Reference: InfoCure Loan, Attn: Mary Kay Ross, or to such other account as FINOVA shall notify Borrowers.


                                  ARTICLE III
                                  -----------

                                   SECURITY
                                   --------

  Borrowers' Obligations shall be secured by a Lien upon all of the Collateral, which at all times shall be superior and prior to all other Liens, except Permitted Prior Liens.

                                  ARTICLE IV
                                  ----------

                      CONDITIONS OF CLOSING; ACQUISITIONS
                      -----------------------------------

  4.1  CLOSING.  This Loan Agreement shall not be deemed to be effective,
       -------
and FINOVA shall not be obligated to disburse the unused portion of the Term Loan or make the initial Advance of the Acquisition Loan, until all of the following conditions precedent shall have been satisfied in a manner satisfactory to FINOVA:

       4.1.1  REPRESENTATIONS AND WARRANTIES.  On the Restatement Effective
              ------------------------------
  Date the representations and warranties of each Borrower set forth in the Instruments to which such Borrower is a party shall be true and correct.

       4.1.2  MICRO-SOFTWARE ACQUISITION.  (i) FINOVA shall have received
              --------------------------
  evidence that immediately prior to or contemporaneously with the disbursement of the Loans requested by Borrowers on the Restatement Effective Date, the Micro-Software Acquisition shall have been consummated in accordance with the terms of the Micro-Software Acquisition Instruments and as a result thereof
  (A) MD Acquisition, Inc. shall have acquired good and marketable title to all of the Property to be acquired by MD Acquisition, Inc. pursuant to the terms of the Micro-Software Acquisition Instruments, free and clear of all Liens and
  (B) any Indebtedness to be assumed by MD Acquisition, Inc. pursuant to the terms of the Micro-Software Acquisition Instruments shall be in an amount and otherwise satisfactory to FINOVA and (ii) none of the parties to the Micro-Software Acquisition Instruments shall have failed to perform any material obligation or covenant required by any of the Micro-Software Acquisition Instruments to be performed or complied with by it on or before the Restatement Effective Date.

       4.1.3  DELIVERY OF DOCUMENTS.  The following shall have been delivered to
              ---------------------
  FINOVA, each duly authorized and executed, where applicable, and in form and substance satisfactory to FINOVA:

          (a)  the Loan Instruments;

          (b) good standing certificates for each Borrower from each of the states in which such Borrower is organized and qualified to do business, each dated a recent date prior to the Original Closing Date;

          (c) copies of (i) the articles of incorporation of each Borrower, together with all current and proposed amendments thereto, certified by the Secretary of State of the state in which each such Person is organized as of a recent date prior to the Original Closing Date; (ii) the by-laws of each Borrower, together with all current and proposed amendments thereto, certified by the corporate secretary of each Borrower, (iii) copies of resolutions adopted by the board of directors of each Borrower, each authorizing the execution and delivery by each such Borrower of the Instruments to which such Borrower is a party and the consummation of the transactions contemplated thereby, certified as of the Original Closing Date by the corporate secretary of such Borrower;

          (d) signature and incumbency certificates of the officers of each Borrower;

          (e) certified copies or executed originals of each of the following:

              (1) the Polci Acquisition Instruments, the Commercial Acquisition Instruments, the SoftEasy Acquisition Instruments, the OPMS Acquisition Instruments, the Pace Acquisition Instruments and the Micro-Software Acquisition Instruments;

              (2)  the Leases;

              (3)  the Licenses;

              (4) the material License Agreements;

              (5) the material Operating Agreements; and

              (6) all instruments and documents evidencing Permitted Senior Indebtedness existing as of the Restatement Effective Date;

          (f) a Landlord Consent from each Landlord under each Lease;

          (g) such other agreements, instruments, documents, certificates, consents, waivers and opinions as FINOVA reasonably may request; and

          (h) certificates representing 100% of the issued and outstanding capital stock of the Subsidiaries and executed stock powers in form and substance reasonably acceptable to FINOVA.

       4.1.4  PERFORMANCE; NO DEFAULT.  Each Borrower shall have performed
              -----------------------
  and complied with all agreements and conditions contained in the Instruments to be performed by or complied with by such Person prior to or at the Closing, and no Event of Default or Incipient Default shall then exist or result from the making of any Advance on the Restatement Effective Date.

       4.1.5  OPINIONS OF COUNSEL; DIRECTION FOR DELIVERY.  FINOVA shall
              -------------------------------------------
  have received (i) an opinion dated the Restatement Effective Date from (A) Morris, Manning & Martin, counsel to the Borrowers, and (B) from O'Connell Flahtery & Attmore, LLP, counsel to the Micro-Software Seller, in each case addressed to FINOVA, in such form and covering such matters as FINOVA may require, and (ii) a copy of a letter in form and substance satisfactory to FINOVA from the Borrowers addressed to the counsel set forth in (A) directing such counsel to deliver to FINOVA the foregoing opinion described on (A).

       4.1.6  APPROVAL OF INSTRUMENTS AND SECURITY INTERESTS.  FINOVA shall
              ----------------------------------------------
  have received evidence that the approval or consent shall have been obtained from all Governmental Bodies and all other Persons whose approval or consent is required to enable Borrowers to (i) enter into and perform their respective obligations under the Instruments to which each such Person is a party and
  (ii) grant the Security Interests to FINOVA.

       4.1.7 SECURITY INTERESTS.  All filings of Uniform Commercial Code
             ------------------
  financing statements, all recordings of Mortgages and all other filings and actions necessary to perfect and maintain the Security Interests as first, valid and perfected Liens in the Property covered thereby, subject only to Permitted Prior Liens, shall have been filed or taken and FINOVA shall have received such UCC, state and federal tax Lien, pending suit, judgment and other Lien searches as it deems necessary to confirm the foregoing.

       4.1.8 INTENTIONALLY OMITTED.
             ---------------------

       4.1.9 LICENSES.  FINOVA shall have received evidence that (i) each
             --------
  Borrower is the licensee of all Licenses necessary for the operation of its business and (ii) such Licenses are in full force and effect as of the Restatement Effective Date and no event has occurred which could result in the termination, revocation or non-renewal of any such License.

       4.1.10 FINANCIAL STATEMENTS, REPORTS AND PROJECTIONS; INSPECTION.
              ---------------------------------------------------------
  FINOVA shall have received the financial statements described in EXHIBIT
  5.7.1 and the projections described in EXHIBIT 5.7.2. Each Borrower shall have arranged for representatives of FINOVA to visit and inspect its offices and properties.

       4.1.11 MATERIAL ADVERSE EFFECT.  No event shall have occurred since
              -----------------------
  July 31, 1997 which has had or could have a Material Adverse Effect. No litigation or governmental proceedings or investigation shall be pending, which in the opinion of FINOVA could, if adversely determined, have a Material Adverse Affect.

       4.1.12 USE OF ASSETS.  FINOVA shall be satisfied that each Borrower at
              -------------
  all times shall be entitled to the use and quiet enjoyment of all Property necessary for the continued ownership and operation of the business conducted by such Borrower, including, without limitation, the use of equipment, fixtures, Licenses, offices and means of ingress and egress thereto, necessary for the operation of such business.

       4.1.13 BROKER FEES.  If the services of a broker or other agent have
              -----------
  been used in connection with the Loans, all fees owed to such broker or agent shall have been paid by Borrowers and FINOVA shall have received evidence of such payment.

       4.1.14 INSURANCE; SURVEY.
              -----------------

              (a) BUSINESS AND FLOOD INSURANCE.  At least three (3) Business
                  ----------------------------
          Days prior to the Restatement Effective Date Borrowers shall have delivered to FINOVA evidence satisfactory to FINOVA (i) of flood insurance with respect to each parcel of Real Estate other than a parcel as to which Borrowers have supplied FINOVA evidence that such parcel is not in a flood hazard area and (ii) that all insurance coverage required pursuant to Section 6.6 is in full force and effect and all premiums then due thereon have been paid in full.

              (b) REAL ESTATE; LEASEHOLD PROPERTY.  FINOVA shall have received
                  -------------------------------
          an ALTA mortgagee's policy of title insurance (ALTA Revised 1987 Form) in favor of FINOVA with respect to each parcel of Real Estate, issued by a title company and in an amount showing that the applicable Borrower has good and marketable title to each such parcel of Real Estate and insuring that the Mortgage covering such parcel constitutes a valid Lien on such Borrower's interest in such parcel, subject only to Permitted Prior Liens. Each policy shall insure over all survey and other general exceptions contained therein and shall include such affirmative endorsements as may be required by FINOVA, including, without limitation, comprehensive endorsement no. 1, contiguity (if applicable), usury, doing business, variable rate, tie-in, restrictions (where applicable), encroachment (where applicable), 3.1 zoning (including parking), last dollar, tax parcel, survey, location, access and future advances. FINOVA shall have received copies of and found satisfactory the provisions of each document referred to in each such policy.

              (c) PREMIUMS.  FINOVA shall have received evidence that all
                  --------
          premiums with respect to such title insurance have been paid by Borrowers.

              (d) SURVEY.  FINOVA shall have received an "as-built" survey of
                  ------
          each parcel of Real Estate dated not earlier than 45 days prior to the Restatement Effective Date, certified to FINOVA and the title company as being drawn in compliance with the American Land Title Association and American Congress on Surveying and Mapping Standards (as adopted in 1962), containing a flood plain certification and showing no matters or exceptions which are not Permitted Liens and otherwise in sufficient detail as to permit the elimination of any survey exceptions to the title policies described above.

       4.1.15  MINIMUM OPERATING CASH FLOW.  FINOVA shall have received
               ---------------------------
  satisfactory evidence that the consolidated Operating Cash Flow of Borrowers for the twelve month period ending January 31, 1998 was not less than $4,000,000.

       4.1.16  PAYMENT OF FEES AND EXPENSES.  Borrowers shall have paid the
               ----------------------------
  Loan Fee and all fees and expenses described in subsection 10.1.1 incurred in connection with the Loans.

  4.2  ACQUISITIONS.  The right of InfoCure or any Acquisition Subsidiary
       ------------
to make an Acquisition (other than the Micro-Software Acquisition), and the obligation of FINOVA to make any Advance of the Acquisition Loan (other than any Advance thereof on the Restatement Effective Date), shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to FINOVA:

       4.2.1  CONSUMMATION OF ACQUISITIONS.  Prior to or concurrently with
              ----------------------------
  each Acquisition Closing, FINOVA shall have received evidence that (i) such Acquisition is in accordance with the terms of the applicable Acquisition Instruments, (ii) if such Acquisition is an Asset Acquisition, (a) the applicable Acquisition Subsidiary will acquire concurrently with the Acquisition Closing good and marketable title to all of the Property which is being purchased pursuant to such Acquisition Instruments, free and clear of all Liens except Permitted Liens and (b) any Indebtedness to be assumed by such Acquisition Subsidiary pursuant to the terms of such Acquisition Instruments shall be in an amount and on terms satisfactory to FINOVA, (iii) if such Acquisition is an Equity Acquisition, (a) the Property owned by the applicable Target and the capital stock or other equity interests which are the subject of such Acquisition shall be free and clear of all Liens except Permitted Liens, (b) any Indebtedness to be assumed by Infocure or the applicable Acquisition Subsidiary pursuant to the terms of such Acquisition Instruments shall be in an amount and on terms satisfactory to FINOVA and (c) FINOVA shall be satisfied that adequate provision has been made to protect InfoCure or the applicable Acquisition Subsidiary against the assumption of material undisclosed liabilities and (iv) any consent, authorization or approval which is required from any Governmental Body or other Person as a condition to the consummation of such Acquisition, the failure to obtain which would prevent InfoCure or the applicable Acquisition Subsidiary from operating the business which is the subject of such Acquisition, shall have been obtained.

          4.2.2  CONSENT OF FINOVA.  FINOVA shall have approved and consented
                 -----------------
  to such Acquisition, it being understood that FINOVA's decision to consent to such Acquisition shall be based upon, inter alia, FINOVA's (i)
                                           ----- ----
  evaluation and approval of the business and financial condition of the applicable Target and (ii) review and approval of the Acquisition Instruments in connection with the proposed Acquisition.

          4.2.3  DELIVERY OF DOCUMENTS.  The following shall have been
                 ---------------------
  delivered to FINOVA, each duly authorized and executed, where applicable, and in form and substance satisfactory to FINOVA:

               (a) the applicable Acquisition Loan Instruments;

               (b) such certificates of incumbency and good-standing as FINOVA may reasonably require in connection with such Acquisition and copies of resolutions adopted by the board of directors of the Target, InfoCure or the applicable Acquisition Subsidiary, as applicable, authorizing the execution and delivery by such Person of the Acquisition Instruments and Acquisition Loan Instruments to which such Person is a party and the consummation of the transactions contemplated thereby, certified as of the Funding Date by the corporate secretary of such Person;

               (c) certified or executed original copies of each of the following, the terms and conditions of all of which shall be reasonably satisfactory to FINOVA:

                   (i)   the applicable Acquisition Instruments;

                   (ii) the Leases of the Target or those assumed or entered into by the applicable Acquisition Subsidiary in connection with such Acquisition and related Landlord's Consents;

                   (iii) the Licenses of the Target or those assumed or entered into the applicable Acquisition Subsidiary in connection with such Acquisition;

                   (iv) the material License Agreements of the Target or those assumed or entered into by the applicable Acquisition Subsidiary in connection with such Acquisition; and

                   (v) the material Operating Agreement of the Target or those assumed or entered into the applicable Acquisition Subsidiary in connection with such Acquisition;

               (d) a Landlord Consent from each Landlord under each Lease referenced in paragraph (c) above; and

               (e) Pay-off letters from the holders of Indebtedness to be paid on the applicable Funding Date;

               (f) such other instruments, documents, certificates, consents, waivers and opinions as FINOVA reasonably may request; and

               (g) certificates representing 100% of the issued and outstanding capital stock of the Target or the applicable Acquisition Subsidiary, as applicable, and executed stock powers in form acceptable to FINOVA.

       4.2.4  FINANCIAL STATEMENTS, REPORTS AND PROJECTIONS.  FINOVA shall
              ---------------------------------------------
  have received such financial statements, reports and projections with respect to the operation of the business which is the subject of the Acquisition as FINOVA reasonably may require.

       4.2.5  OPINIONS OF COUNSEL.  FINOVA shall have received such
              -------------------
  opinions of counsel as FINOVA reasonably may require in connection with such Acquisition and the Liens to be granted to FINOVA upon the Property acquired in connection therewith.

       4.2.6  LICENSES.  FINOVA shall have received evidence that (i) the
              --------
  Target or the applicable Acquisition Subsidiary is the licensee of all Licenses assumed or entered into by such Person in connection with such Acquisition and (ii) such Licenses are in full force and effect as of the applicable Funding Date and no event has occurred which could result in the termination, revocation or non-renewal of any such License.

       4.2.7  MATERIAL ADVERSE EFFECT.  No event shall have occurred since
              -----------------------
  the Original Closing Date which has had or could have a Material Adverse Effect. No litigation or governmental proceedings or investigation shall be pending, which in the opinion of FINOVA could, if adversely determined, have a Material Adverse Affect.

       4.2.8  SECURITY INTEREST.  FINOVA shall have received evidence
              -----------------
  that it has or will acquire upon the Acquisition Closing Date a perfected first Lien on all of the Property which is the subject of such Acquisition, subject only to Permitted Prior Liens.

       4.2.9  ENVIRONMENTAL AUDIT.  FINOVA shall have received an
              -------------------
  Environmental Audit with respect to any real estate of the Target or which is being acquired by the applicable Acquisition Subsidiary pursuant to such Acquisition and, at the request of FINOVA, any real estate which is the subject of a Lease of the Target or which is being assumed or entered into by the applicable Acquisition Subsidiary in connection with such Acquisition.

       4.2.10  INSURANCE; SURVEY.  Borrowers shall deliver to FINOVA (i) such
               -----------------
  title and other insurance with respect to each parcel of real estate being acquired in connection with such Acquisition as is required pursuant to subsection 4.1.14 and (ii) a recent survey of each such parcel in sufficient detail to permit the elimination of survey exceptions to each title policy.

       4.2.11  PAYMENT OF FEES.  Borrowers shall have paid all fees and
               ---------------
  expenses described in subsection 10.1.1 incurred in connection with such Acquisition and the Advance made in connection therewith.

       4.2.12  REPRESENTATIONS AND WARRANTIES.  On each Acquisition Closing
               ------------------------------
  Date the representations and warranties of each Borrower set forth in the Instruments to which such Person is a party shall be true and correct when made and at and as of the time of the Acquisition Closing, except to the extent that such representations and warranties expressly relate to an earlier date.

       4.2.13  PERFORMANCE; NO DEFAULT.  Each Borrower shall have performed
               -----------------------
  and complied with all agreements and conditions contained in the Instruments to be performed by or complied with by such Person prior to or at the applicable Acquisition Closing, and no Event of Default or Incipient Default shall exist after giving effect to such Acquisition.


                                   ARTICLE V
                                   ---------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

  Borrowers represent and warrant to FINOVA as follows:

  5.1  EXISTENCE AND POWER.  Each Borrower is a corporation duly formed,
       -------------------
validly existing and in good standing under the laws of the state of its incorporation, and each Borrower has all requisite power and authority to own its Property and to carry on its business as now conducted and as proposed to be conducted following the Original Closing Date, and is in good standing and authorized to do business in each jurisdiction in which the failure so to qualify would be a Material Adverse Effect.

  5.2  AUTHORITY.  Each Borrower has full power and authority to enter into,
       ---------
execute, deliver and carry out the terms of the Instruments to which it is a party and to incur the obligations provided for therein, all of which have been duly authorized by all proper and necessary action and are not prohibited by the organizational instruments of such Borrower.

  5.3  CAPITAL STOCK AND RELATED MATTERS.
       ---------------------------------

       5.3.1  CAPITAL STOCK.  There is set forth in EXHIBIT 5.3.1 a complete
              -------------
  description of the Subsidiaries Capital Stock, all of which are validly issued, fully paid and non-assessable, and have been issued and sold in compliance with all applicable federal and state laws, rules and regulations, including, without limitation, all so-called "Blue-Sky" laws. The Subsidiaries Capital Stock is owned beneficially and of record by InfoCure, free and clear of all Liens except the Security Interests.

       5.3.2  RESTRICTIONS.  No Borrower (i) is a party to and has no knowledge
              ------------
  of any agreements restricting the transfer of Subsidiaries Capital Stock, except the Loan Instruments, (ii) has issued any rights which can be convertible into or exchangeable or exercisable for any of Subsidiaries Capital Stock, or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any of Subsidiaries Capital Stock or any securities convertible into or exchangeable or exercisable for any of Subsidiaries Capital Stock and (iii) is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of Subsidiaries Capital Stock or any convertible rights or options with respect thereto. No Borrower is required to file, and no Borrower has filed, pursuant to the Securities Act, a registration statement relating to any class of debt or equity securities, other than the registration statement filed by InfoCure as Registration Number 333-1892, effective as of July 10, 1997.

  5.4  BINDING AGREEMENTS.  This Loan Agreement and the other Instruments,
       ------------------
when executed and delivered, will constitute the valid and legally binding obligations of each Borrower to the extent such Borrower is a party thereto, enforceable against such Borrower in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and (ii) equitable principles (whether or not any action to enforce such document is brought at law or in equity).

  5.5  BUSINESS AND PROPERTY OF BORROWER.
       ---------------------------------

       5.5.1  BUSINESS AND PROPERTY.  Each Borrower is the owner of all Property
              ---------------------
  and the holder of all Leases, Licenses and Operating Agreements necessary to conduct its business as now conducted. No Borrower engages or proposes to engage in any business or activity other than as set forth in EXHIBIT 5.5.1.

       5.5.2  LICENSES.  There is set forth in EXHIBIT 5.5.2 a description of
              --------
  all Licenses which have been issued or assigned to the Borrowers. All of such Licenses are in full force and effect and have been duly issued in the name of, or validly assigned to, the applicable Borrower, no default or breach exists thereunder and each Borrower has full power and authority thereunder to conduct its business.

       5.5.3  OPERATING AGREEMENTS.  There is set forth in EXHIBIT 5.5.3 a
              --------------------
  description of all material Operating Agreements with respect to the businesses of the Borrowers. All of such Operating Agreements are in full force and effect and no event has occurred which could result in the cancellation or termination of any such Operating Agreement or the imposition thereunder of any liability upon any Borrower which could have a Material Adverse Effect.

       5.5.4  FACILITY SITES.  There is set forth in EXHIBIT 5.5.4 the location
              --------------
  of the chief executive office of each Borrower and all other locations of such Borrower's Property.

       5.5.5  LEASES.  There is set forth in EXHIBIT 5.5.5 a list of all Leases,
              ------
  together with a complete and accurate address of each parcel of Leasehold Property. Each Lease is in full force and effect, there has been no material default in the performance of any of its terms or conditions by any party thereto, and no claims of default have been asserted with respect thereto.

       5.5.6  REAL ESTATE.  There is set forth in EXHIBIT 5.5.6 a complete and
              -----------
  accurate address and legal description of each parcel of Real Estate. The present and contemplated use of the Leasehold Property and the Real Estate is in compliance with all applicable zoning ordinances and regulations and other laws and regulations, the violation of which could have a Material Adverse Effect.

       5.5.7  OPERATION AND MAINTENANCE OF EQUIPMENT.  No Borrower owning or
              --------------------------------------
  operating any equipment necessary for the operation of its business has used, operated or maintained the same in a manner which now or hereafter could result in the cancellation or termination of the right of such Borrower to use or make use of the same or which could result in any material liability of such Borrower for damages in connection therewith. All of the equipment and other tangible personal property owned by each Borrower is, in all material respects, in good operating condition and repair (subject to normal wear and tear) and has been used, operated and maintained in substantial compliance with all applicable laws, rules and regulations.

       5.5.8  LICENSE AGREEMENTS.  There is set forth in EXHIBIT 5.5.8 a
              ------------------
  description of all material License Agreements with respect to the businesses of the Borrowers. All of such License Agreements are in full force and effect and no event has occurred which could result in the cancellation or termination of any such License Agreement or the imposition thereunder of any liability upon any Borrower which could have a Material Adverse Effect.

  5.6  TITLE TO PROPERTY; LIENS.  Each Borrower has (i) good and marketable
       ------------------------
title to all of its Property, except (A) any License which cannot be transferred without the consent of a Governmental Body and (B) the portion thereof consisting of a leasehold estate and (ii) a valid leasehold estate in each portion of its Property which consists of a leasehold estate. All of such Property is free and clear of all Liens, except Permitted Liens. Upon the proper filing with the appropriate Governmental Bodies of the Mortgages and appropriate Uniform Commercial Code financing statements, the applicable Loan Instruments will create valid and perfected Liens in the Property described therein, subject only to Permitted Prior Liens.

  5.7  PROJECTIONS AND FINANCIAL STATEMENTS.
       ------------------------------------

       5.7.1  FINANCIAL STATEMENTS.  Borrowers have delivered to FINOVA the
              --------------------
  financial statements described in EXHIBIT 5.7.1 pertaining to the operations of the Borrowers. Such financial statements present fairly in all material respects the results of operations of the business of each Borrower for the periods covered thereby and the financial condition of such Borrower as of the dates indicated therein. All of such financial statements have been prepared in conformity with GAAP, subject to normal year-end adjustments and the absence of footnotes. Since July 31, 1997, there has been no change which has had or could have a Material Adverse Effect. Borrowers also have delivered to FINOVA a pro-forma balance sheet of each Borrower as of the Restatement Effective Date. Such pro-forma balance sheets, which assume the consummation of the transactions contemplated by the Instruments, present fairly in all material respects the anticipated financial condition of each Borrower as of the Restatement Effective Date.

       5.7.2  PROJECTIONS.  Borrowers have delivered to FINOVA the projections
              -----------
  described in EXHIBIT 5.7.2 of the future operations of each Borrower. Such projections represent the best estimates of the Borrowers as of the Restatement Effective Date of the Borrowers' future financial performance.

  5.8  LITIGATION.  There is set forth in EXHIBIT 5.8 a description of all
       ----------
actions and suits, arbitration proceedings and claims pending or, to the best knowledge of Borrowers, threatened against any Borrower or maintained by any Borrower at law or in equity or before any Governmental Body. None of the matters set forth in such EXHIBIT 5.8, if adversely determined, could have a Material Adverse Effect.

  5.9  DEFAULTS IN OTHER AGREEMENTS; CONSENTS; CONFLICTING AGREEMENTS.  Except
       --------------------------------------------------------------
as otherwise disclosed herein, no Borrower is in default under any agreement to which such Person is a party or by which such Person or any of the Property of such Person is bound, the effect of which default could have a Material Adverse Effect. No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Body or any other Person which has not already been obtained, taken or filed, as applicable, is required (i) for the due execution, delivery or performance by any Borrower of any of the Instruments to which such Borrower is a party or (ii) as a condition to the validity or enforceability of any of the Instruments to which any Borrower is a party or any of the transactions contemplated thereby or the priority of the Security Interests, except for certain filings to establish and perfect the Security Interests. No provision of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on any Borrower or affecting the Property of any Borrower conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of any of the Instruments or affect the validity or priority of the Security Interests. The execution, delivery or performance of the terms of the Instruments will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the Property of any Borrower pursuant to the terms of any such mortgage, indenture, contract or agreement, other than the Loan Instruments.

  5.10  TAXES.  Each Borrower has filed all tax returns required to be filed,
        -----
and has paid, or made adequate provision for the payment of, all taxes shown to be due and payable on such returns or in any assessments made against any such Person, and no tax Liens have been filed and no claims are being asserted in respect of such taxes which are required by GAAP to be reflected in the financial statements of any Borrower and are not so reflected therein. The charges, accruals and reserves on the books of each Borrower with respect to all federal, state, local and other taxes are considered by the management of each such Person to be adequate, and there is no unpaid assessment which is or might be due and payable by any such Person or create a Lien against any such Person's Property, except such assessments as are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP. None of the tax returns of any Borrower are under audit.

  5.11  COMPLIANCE WITH APPLICABLE LAWS.  No Borrower is in default in respect
        -------------------------------
of any judgment, order, writ, injunction, decree or decision of any Governmental Body, which default could have a Material Adverse Effect. Except as otherwise provided herein, each Borrower is in compliance in all material respects with all applicable statutes and regulations, including, without limitation, all Environmental Laws, ERISA, ADA and all laws and regulations relating to unfair labor practices, equal employment opportunity and employee safety, of all Governmental Bodies, a violation of which could have a Material Adverse Effect. No condemnation, eminent domain or expropriation has been commenced or, to the best knowledge of Borrowers, threatened against the Property of any Borrower.

  5.12  PATENTS, TRADEMARKS, FRANCHISES, AGREEMENTS.  There is set forth on
        -------------------------------------------
EXHIBIT 5.12 a description of all patents, patent applications, trademarks, trademark applications, copyrights and copyright applications owned or used by any Borrower. Each Borrower owns, possesses or has the right to use all patents, trademarks, service marks, tradenames, copyrights, franchises and rights with respect thereto, necessary for the conduct of its business, without any known conflict with the rights of others and, in each case, free of any Liens.

  5.13  REGULATORY MATTERS.  Each Borrower (i) has duly and timely filed all
        ------------------
reports, statements of account and other filings which are required to be filed by such Borrower under any applicable law, rule or regulation of any Governmental Body, the non-filing of which could have a Material Adverse Effect, and (ii) is in compliance with all such laws, rules and regulations, the noncompliance with which could have a Material Adverse Effect.

  5.14  ENVIRONMENTAL MATTERS.  To the best of Borrowers' knowledge, each
        ---------------------
Borrower is in compliance with all applicable Environmental Laws and no portion of the Real Estate or Leasehold Property has been used as a land fill. To the best of Borrowers' knowledge there currently are not any known Hazardous Materials generated, manufactured, released, stored, buried or deposited over, beneath, in or on (or used in the construction and/or renovation of) the Real Estate or Leasehold Property in violation of applicable Environmental Laws.

  5.15  APPLICATION OF CERTAIN LAWS AND REGULATIONS.  No Borrower or any
        -------------------------------------------
Affiliate of such Borrower is:

       5.15.1  INVESTMENT BORROWER ACT.  An "investment company," or a company
               -----------------------
  "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

       5.15.2  HOLDING BORROWER ACT.  A "holding company," or a "subsidiary
               --------------------
  company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

       5.15.3  FOREIGN OR ENEMY STATUS.  (i) An "enemy" or an "ally of an enemy"
               -----------------------
  within the meaning of Section 2 of the Trading with the Enemy Act, (ii) a "national" of a foreign country designated in Executive Order No. 8389, as amended, or of any "designated enemy country" as defined in Executive Order No. 9095, as amended, of the President of the United States of America, in each case within the meaning of such Executive Orders, as amended, or of any regulation issued thereunder, (iii) a "national of any designated foreign country" within the meaning of the Foreign Assets Control Regulations or of the Cuban Assets Control Regulations of the United States of America (Code of Federal Regulations, Title 31, Chapter V, Part 515, Subpart B, as amended), or
  (iv) an alien or a representative of any alien or foreign government within the meaning of Section 310 of Title 47 of the United States Code.

       5.15.4  REGULATIONS AS TO BORROWING.  Subject to any statute or
               ---------------------------
  regulation which regulates the incurrence of any Indebtedness for Borrowed Money, including, without limitation, statutes or regulations relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

  5.16  MARGIN REGULATIONS.  None of the transactions contemplated by this
        ------------------
Loan Agreement or any of the other Instruments, including the use of the proceeds of the Loan, will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X, and Borrower does not own or intend to carry or purchase any "margin security" within the meaning of such Regulation U or G.

  5.17  OTHER INDEBTEDNESS.  After giving effect to the Restatement Closing,
        ------------------
on the Restatement Effective Date no Borrower shall have any Indebtedness for Borrowed Money, except (i) Borrowers' Obligations, (ii) Permitted Senior Indebtedness, (iii) unsecured inter-company loans by any Borrower to any other Borrower to the extent permitted under Section 7.1, (iv) Indebtedness for Borrowed Money evidenced by the KComp Notes, (v) Indebtedness for Borrowed Money evidenced by the Commercial Subordinated Note and (vi) Indebtedness for Borrowed Money evidenced by the Polci Subordinated Note.

  5.18  NO MISREPRESENTATION.  To the best of Borrowers' knowledge neither
        --------------------
this Loan Agreement nor any other Loan Instrument, certificate, information or report furnished or to be furnished by or on behalf of any Borrower to FINOVA in connection with any of the transactions contemplated hereby or thereby, contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements contained herein or therein, taken as a whole, not misleading in the light of the circumstances under which such statements were made. There is no fact, other than information known to the public generally, known to or reasonably foreseen by Borrowers after diligent inquiry, that could have a Material Adverse Effect that has not expressly been disclosed to FINOVA in writing.

  5.19  EMPLOYEE BENEFIT PLANS.
        ----------------------

       5.19.1  NO OTHER PLANS.  No Borrower or any of its ERISA Affiliates
               --------------
  maintains or contributes to, or has any obligation under, any Employee Benefit Plan other than those identified on EXHIBIT 5.19.1. Borrowers have provided FINOVA accurate and complete copies of all material contracts, agreements and documents described on EXHIBIT 5.19.1.

       5.19.2  ERISA AND CODE COMPLIANCE AND LIABILITY.  Each Borrower and each
               ---------------------------------------
  of its ERISA Affiliates is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except where failure to comply would not result in a material liability to such Borrower and except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 401(a) of the Code. No material liability has been incurred by any Borrower or any of its ERISA Affiliates which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan.

       5.19.3  FUNDING.  No Pension Plan has been terminated, nor has any
               -------
  accumulated funding deficiency (as defined in Section 412 of the Code) been insured (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has any Borrower or any of its ERISA Affiliates failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under
  Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C), 4063(a) or 4068 of ERISA with respect to any Pension Plan.

       5.19.4  PROHIBITED TRANSACTIONS AND PAYMENTS.  No Borrower or any of its
               ------------------------------------
  ERISA Affiliates has: (i) engaged in a nonexempt "prohibited transaction" as such term is defined in Section 406 of ERISA or Section 4975 of the Code; (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid; (iii) failed to make a required contribution or payment to a Multiemployer Plan; or (iv) failed to make a required installment or other required payment under Section 412 of the Code.

       5.19.5  NO TERMINATION EVENT.  No Termination Event has occurred or is
               --------------------
  reasonably expected to occur.

       5.19.6  ERISA LITIGATION.  No material proceeding, claim, lawsuit and/or
               ----------------
  investigation is existing or, to the best knowledge of Borrowers, threatened concerning or involving any (i) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by any Borrower or any of its ERISA Affiliates, (ii) Pension Plan or (iii) Multiemployer Plan.

  5.20  EMPLOYEE MATTERS.
        ----------------

       5.20.1  COLLECTIVE BARGAINING AGREEMENTS; GRIEVANCES.  (i) None of the
               --------------------------------------------
  employees of any Borrower is subject to any collective bargaining agreement,
  (ii) except as described in EXHIBIT 5.20.1, no petition for certification or union election is pending with respect to the employees of any Borrower and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Borrower and (iii) there are no strikes, slowdowns, work stoppages, unfair labor practice complaints, grievances, arbitration proceedings or controversies pending or, to the best knowledge of Borrowers, threatened against any Borrower by any of such Borrower's employees, other than employee grievances or controversies arising in the ordinary course of business that could not in the aggregate have a Material Adverse Effect.

       5.20.2  CLAIMS RELATING TO EMPLOYMENT.  No Borrower nor, to Borrowers'
               -----------------------------
  best knowledge, any shareholder or employee of any Borrower, is subject to any employment agreement or non-competition agreement with any former employer or any other Person which agreement could have a Material Adverse Effect due to
  (i) any information which any Borrower would be prohibited from using under the terms of such agreement or (ii) any legal considerations relating to unfair competition, trade secrets or proprietary information.

  5.21  BURDENSOME OBLIGATIONS.  After giving effect to the transactions
        ----------------------
contemplated by the Instruments (i) no Borrower (A) will be a party to or be bound by any franchise, agreement, deed, lease or other instrument, or be subject to any restriction, which is so unusual or burdensome so as to cause, in the foreseeable future, a Material Adverse Effect and (B) intends to incur, or believes that it will incur, debts beyond its ability to pay such debts as they become due, and (ii) each Borrower (A) owns and will own Property, the fair saleable value of which is (I) greater than the total amount of its liabilities (including contingent liabilities) and (II) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured, and (B) has and will have capital that is not unreasonably small in relation to its business as presently conducted and as proposed to be conducted. Borrowers do not presently anticipate that future expenditures needed to meet the provisions of federal or state statutes, orders, rules or regulations will be so burdensome so as to have a Material Adverse Effect.

  5.22  SUBSIDIARIES.  As of the Restatement Effective Date, (i) InfoCure has
        ------------
no subsidiaries other than Rovak, CCI Acquisition, Inc., Polci, HCD, KComp, SoftEasy, DR

Software, Millard-Wayne, ICS, OPMS, Pace and MD Acquisition, Inc. and (ii) no Borrower (other than InfoCure) has any subsidiaries.

  5.23  REPRESENTATIONS AS TO THE POLCI ACQUISITION INSTRUMENTS, THE SOFTEASY
        ---------------------------------------------------------------------
ACQUISITION INSTRUMENTS, THE COMMERCIAL ACQUISITION INSTRUMENTS, THE PACE
-------------------------------------------------------------------------
ACQUISITION INSTRUMENTS, THE OPMS ACQUISITION INSTRUMENTS AND THE MICRO-SOFTWARE
--------------------------------------------------------------------------------
ACQUISITION INSTRUMENTS.  To the best knowledge of Borrowers, the
-----------------------
representations and warranties made by the Polci Seller, the SoftEasy Seller, the Commercial Seller, the Micro-Software Seller and the sellers under the Pace Acquisition Instruments and the OPMS Acquisition Instruments pursuant to the Polci Acquisition Instruments, the SoftEasy Acquisition Instruments, the Commercial Acquisition Instruments, the Micro-Software Acquisition Instruments, the Pace Acquisition Instruments and the OPMS Acquisition Instruments, respectively, are true and correct as of the Restatement Effective Date and no default exist thereunder.


                                  ARTICLE VI
                                  ----------

                             AFFIRMATIVE COVENANTS
                             ---------------------

  Until all of Borrowers' Obligations are paid and performed in full each Borrower agrees that it will:

  6.1  LEGAL EXISTENCE; GOOD STANDING.  Maintain its existence and its good
       ------------------------------
standing in the jurisdiction of its formation and its qualification in each jurisdiction in which the failure so to qualify could have a Material Adverse Effect.

  6.2  INSPECTION.  Permit representatives of FINOVA at any time to (i) visit
       ----------
its offices, (ii) examine its books and records and Accountants' reports relating thereto, (iii) make copies or extracts therefrom, (iv) discuss its affairs with its employees, (v) examine and inspect its Property and (vi) meet and discuss its affairs with the Accountants, and such Accountants, as a condition to their retention by the applicable Borrower, are hereby irrevocably authorized by such Borrower to fully discuss and disclose all such affairs with FINOVA.

  6.3  FINANCIAL STATEMENTS AND OTHER INFORMATION.  Maintain a standard system
       ------------------------------------------
of accounting in accordance with GAAP and furnish to FINOVA:

       6.3.1  MONTHLY STATEMENTS.  As soon as available and in any event within
              ------------------
  30 days after the close of each month:

          (a) a consolidated balance sheet of Borrowers and the consolidating balance sheet of each Borrower as of the end of such month, and

          (b) the consolidated statements of operations and Operating Cash Flow of Borrowers and the consolidating statements of operations and Operating Cash

          Flow of each Borrower for such month and for the period from the beginning of the then current year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding year, all in reasonable detail, containing such information as FINOVA reasonably may require, and certified by the Chief Financial Officer as complete and correct, subject to normal year-end adjustments.

       6.3.2  QUARTERLY STATEMENTS; COMPLIANCE CERTIFICATE.  As soon as
              --------------------------------------------
  available and in any event within 45 days after the close of each quarter of each year:

          (a) the consolidated balance sheet of Borrowers and the consolidating balance sheet of each Borrower as of the end of such quarter, and

          (b) the consolidated statements of operations of Borrowers, the consolidated statements of Operating Cash Flow of Borrowers and the consolidating statements of operations and Operating Cash Flow for each Borrower for such quarter and for the period from the beginning of the then current year to the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding year, and showing a comparison with the budget for such period, all in reasonable detail, containing such information as FINOVA reasonably may require, and certified by the Chief Financial Officer as complete and correct, subject to normal year-end adjustments. Each such financial statement shall be accompanied by a Compliance Certificate.

       6.3.3  ANNUAL STATEMENTS.  As soon as available and in any event within
              -----------------
  90 days after the close of each Fiscal Year:

          (a) the audited consolidated balance sheet of Borrowers as of the end of such Fiscal Year, the audited consolidated statements of operations, cash flows and stockholders' equity of Borrowers (collectively, the "Basic Financial Statements"), the audited consolidating balance sheet of each Borrower as of the end of such Fiscal Year, the audited consolidating statements of operations, cash flows and stockholders' equity for each Borrower for such Fiscal Year, the audited statements of the consolidated and consolidating Operating Cash Flow for Borrowers for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the preceding Fiscal Year,

          (b) an opinion of the Accountants which shall accompany the Basic Financial Statements, which opinion shall be unqualified as to going concern and scope of audit, stating that (i) the examination by the Accountants in connection with such Basic Financial Statements has been made in accordance with generally accepted auditing standards, (ii) such Basic Financial Statements have been prepared in conformity with GAAP and in a manner consistent with prior periods, and (iii) such Basic Financial Statements fairly present in all material respects the financial position and results of operations of the Borrowers, and

          (c) a letter from the Accountants stating that the statements of Operating Cash Flow were computed in accordance with the requirements of this Loan Agreement.

       6.3.4  ACCOUNTANTS' CERTIFICATE.  Simultaneously with the delivery of the
              ------------------------
  certified Basic Financial Statements required by subsection 6.3.3, copies of a certificate of the Accountants stating that (i) they have checked the computations delivered in compliance with subsection 6.3.3, and (ii) in making the examination necessary for their audit of the Basic Financial Statements for such Fiscal Year, nothing came to their attention of a financial or accounting nature that caused them to believe that (A) applicable Borrower was not in compliance with the terms, covenants, provisions or conditions of any of the Loan Instruments, or (B) there shall have occurred any condition or event which would constitute an Event of Default, or, if so, specifying in such certificate all such instances of non-compliance and the nature and status thereof.

       6.3.5  AUDIT REPORTS.  Promptly upon receipt thereof, a copy of each
              -------------
  report, other than the reports referred to in subsection 6.3.3, including any so-called "Management Letter" or similar report, submitted to any Borrower by the Accountants in connection with any annual, interim or special audit made by the Accountants of the books of such Borrower.

       6.3.6  NOTICE OF DEFAULTS; LOSS.  Prompt written notice if:  (i) any
              ------------------------
  Indebtedness of such Borrower is declared or shall become due and payable prior to its declared or stated maturity, or called and not paid when due,
  (ii) an event has occurred that enables the holder of any note, or other evidence of such Indebtedness, certificate or security evidencing any such Indebtedness to declare such Indebtedness due and payable prior to its stated maturity, (iii) there shall occur and be continuing an Incipient Default or Event of Default, accompanied by a statement setting forth what action the Borrower proposes to take in respect thereof, or (iv) any event shall occur which has or could have a Material Adverse Effect, including the amount or the estimated amount of any loss or depreciation or adverse effect.

       6.3.7  NOTICE OF SUITS, ADVERSE EVENTS.  Prompt written notice of: (i)
              -------------------------------
  any citation, summons, subpoena, order to show cause or other order naming any Borrower a party to any proceeding before any Governmental Body which could have a Material Adverse Effect and include with such notice a copy of such citation, summons, subpoena, order to show cause or other order, (ii) any lapse or other termination of any license, permit, franchise, agreement or other authorization issued to any Borrower by any

  Governmental Body or any other Person that is material to the operation of the Business of such Borrower, (iii) any refusal by any Governmental Body or any other Person to renew or extend any such license, permit, franchise, agreement or other authorization and (iv) any dispute between any Borrower and any Governmental Body or any other Person, which lapse, termination, refusal or dispute referred to in clauses (ii) and (iii) above or in this clause (iv) could have a Material Adverse Effect.

       6.3.8  REPORTS TO SHAREHOLDERS, CREDITORS AND GOVERNMENTAL BODIES.
              ----------------------------------------------------------

          (a) Promptly upon becoming available, copies of all financial statements, reports, notices and other statements sent or made available generally by any Borrower to its shareholders or members, of all regular and periodic reports and all registration statements and prospectuses filed by such Borrower with any securities exchange or with the Securities and Exchange Commission or any Governmental Body succeeding to any of its functions, and of all statements generally made available by such Borrower or others concerning material developments in the business of such Borrower.

          (b) Promptly upon becoming available, copies of any periodic or special reports filed by such Borrower with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of such Borrower, or if copies thereof are requested by FINOVA, and copies of any material notices and other communications from any Governmental Body or Person which specifically relate to such Borrower.

          6.3.9  ERISA NOTICES AND REQUESTS.
                 --------------------------

          (a) With reasonable promptness, and in any event within 30 days after occurrence of any of the following such Borrower will give notice of and/or deliver to FINOVA copies of: (i) the establishment of any new Employee Benefit Plan, Pension Plan or Multiemployer Plan; (ii) the commencement of contributions to any Employee Benefit Plan, Pension Plan or Multiemployer Plan to which any Borrower or any of its ERISA Affiliates was not previously contributing or any increase in the benefits of any existing Employee Benefit Plan, Pension Plan or Multiemployer Plan; (iii) each funding waiver request filed with respect to any Employee Benefit Plan and all communications received or sent by any Borrower or any of its ERISA Affiliates with respect to such request; and (iv) the failure of any Borrower or any of its ERISA Affiliates to make a required installment or payment under Section 302 of ERISA or Section 412 of the Code by the due date.

          (b) Promptly and in any event within 10 days of becoming aware of the occurrence of or forthcoming occurrence of any (i) Termination Event or (ii) "prohibited transaction", as such term is defined in Section 406 of ERISA or

          Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder such Borrower will deliver to FINOVA a notice specifying the nature thereof, what action the applicable Borrower or its ERISA Affiliate has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto.

          (c) With reasonable promptness but in any event within 10 days after the occurrence of any of the following, such Borrower will deliver to FINOVA copies of: (i) any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code; (ii) all notices received by any Borrower or any of its ERISA Affiliates of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan; (iii) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by such Borrower or any of its ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; and (iv) all notices received by such Borrower or any of its ERISA Affiliates from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA. Such Borrower promptly will notify FINOVA in writing in the event any Borrower or any of its ERISA Affiliates files or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

          6.3.10  OTHER INFORMATION.
                  -----------------

          (a) Prompt notice of any change in the location of any Property of any Borrower which is material to or necessary for the continued operation of such Borrower's business, any change in the name of any Borrower, any sale or purchase of Property outside the regular course of business of any Borrower, and any change in the business or financial affairs of any Borrower, which change could have a Material Adverse Effect.

          (b) Promptly upon request therefor, such other information and reports relating to the past, present or future financial condition, operations, plans and projections of Borrowers as FINOVA reasonably may request from time to time.

  6.4  REPORTS TO GOVERNMENTAL BODIES AND OTHER PERSONS.  Timely file all
       ------------------------------------------------
material reports, applications, documents, instruments and information required to be filed pursuant to all rules, regulations or requests of any Governmental Body or other Person having jurisdiction over the operation of the business of such Borrower, including, but not limited to, such of the Loan Instruments as are required to be filed with any such Governmental Body or other Person pursuant to applicable rules and regulations promulgated by such Governmental Body or other Person.

  6.5  MAINTENANCE OF LICENSES, FRANCHISES AND OTHER AGREEMENTS.  Maintain in
       --------------------------------------------------------
full force and effect at all times, and apply in a timely manner for renewal of, all Licenses, trademarks, tradenames, License Agreements and Operating Agreements necessary for the operation of its business, the loss of any of which could have a Material Adverse Effect.

  6.6  INSURANCE.
       ---------

       6.6.1  MAINTENANCE OF INSURANCE.  Maintain in full force and effect at
              ------------------------
  all times such property, casualty, business interruption and other insurance required by FINOVA, all of which shall be written by insurers, contain terms and be in amounts and forms satisfactory to FINOVA, including public liability insurance, flood insurance required pursuant to this Loan Agreement, workmen's compensation, builders' risk, fire and extended coverage and flood insurance, with a standard mortgagee clause endorsed thereon in favor of FINOVA which shall provide, among other things, that the policies may not be cancelled without 30 days' prior notice to the FINOVA. Deliver to FINOVA, from time to time as FINOVA may reasonably request, evidence of compliance with this subsection 6.6.1.

       6.6.2  PROCEEDS.  Each Borrower hereby directs all insurers under all
              --------
  policies of insurance to pay all proceeds payable thereunder directly to FINOVA and each Borrower hereby authorizes FINOVA to collect all such proceeds subject to such Borrower's rights as described below in this subsection 6.6.2 to receive certain proceeds. Each Borrower irrevocably appoints FINOVA (and all officers, employees or agents designated by FINOVA) as such Borrower's true and lawful attorney and agent in fact for the purpose of and with power to make, settle and adjust claims under such policies of insurance, endorse the name of such Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, and to make all determinations and decisions with respect to such policies of insurance. Each Borrower acknowledges that such appointment as attorney and agent in fact is a power, coupled with an interest, and therefore is irrevocable. Borrowers shall notify FINOVA promptly of any loss, damage, destruction or other casualty to the Collateral in excess of $20,000. If the proceeds of a casualty do not exceed $50,000 and no Event of Default exists such proceeds shall be paid to the applicable Borrower and applied to repair or replace the Property which is the subject of such casualty. If the proceeds of a casualty exceed $50,000 or an Event of Default exists, at the option of the FINOVA, such proceeds shall be applied to the (i) payment of Borrowers' Obligations in accordance with
  Section 8.4 or (ii) repair or replacement of the Collateral. In the event the proceeds are to be applied to the repair or replacement of Collateral, the Collateral shall be repaired or replaced so as to be of at least equal value and substantially the same character as prior to such loss, damage, destruction or other casualty.

  6.7  FUTURE LEASES.  Deliver to FINOVA, concurrently with the execution by
       -------------
any Borrower, as lessee, of any Lease, an executed copy thereof and a Landlord's Consent to the assignment of such Lease pursuant to an Assignment of Leases.

  6.8  FUTURE ACQUISITIONS OF REAL ESTATE.  Deliver to FINOVA concurrently
       ----------------------------------
with the (i) execution by any Borrower of any contract relating to the purchase by such Borrower of real estate, an executed copy of such contract and (ii) closing of the purchase of such real estate (A) a first mortgage or deed of trust in favor of FINOVA on such real estate, in form and substance satisfactory to FINOVA, (B) a lender's policy of title insurance, in such form and amount and containing such endorsements as shall be satisfactory to FINOVA, (C) an ALTA/ACSM survey of such real estate and (D) such other documents and assurances with respect to such real estate as FINOVA may require.

  6.9  ENVIRONMENTAL MATTERS.
       ---------------------

       6.9.1  COMPLIANCE.  At all times comply with, and be responsible for, its
              ----------
  obligations under all Environmental Laws applicable to the Real Estate, the Leasehold Property and any other Property owned by any Borrower or used by such Borrower in the operation of its business. Borrowers shall at their sole cost and expense (i) comply in all respects with (A) any notice of any violation or administrative or judicial complaint or order having been filed against any such Person, any portion of any Leasehold Property or any other Property owned by such Person or used by such Person in the operation of its business alleging violations of any law, ordinance and/or regulation requiring such Person to take any action in connection with the release, transportation and/or clean-up of any Hazardous Materials, and (B) any notice from any Governmental Body or any other Person alleging that such Person is or may be liable for costs associated with a response or clean-up of any Hazardous Materials or any damages resulting from such release or transportation, or
  (ii) diligently contest in good faith by appropriate proceedings any demands set forth in such notices, provided (A) reserves in an amount satisfactory to FINOVA to pay the costs associated with complying with any such notice are established by such Person and (B) no Lien would or will attach to the Property which is the subject of any such notice as a result of any compliance by such Person which is delayed during any such contest. Promptly upon receipt of any notice described in the foregoing clause (i), Borrowers shall deliver a copy thereof to FINOVA.

  6.10  COMPLIANCE WITH LAWS.  Comply with all federal, state and local laws,
        --------------------
ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable to any Borrower and its operations, the failure to comply with which could have a Material Adverse Effect.

  6.11  TAXES AND CLAIMS.  Pay and discharge all taxes, assessments and
        ----------------
governmental charges or levies imposed upon it or upon its income or profits, or upon any Property belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien (other than a Permitted Lien) upon the Property of any Borrower, provided that so long as no Lien has attached to the Property of any Borrower as a result of any of the foregoing, no Borrower shall be required by this Section 6.11 to pay any such amount if the same is being contested diligently and in good faith by appropriate proceedings and as to which the applicable Borrower has set aside reserves on its books satisfactory to FINOVA.

  6.12  MAINTENANCE OF PROPERTIES.  Maintain all of its Properties necessary
        -------------------------
in the operation of its business in good working order and condition.

  6.13  GOVERNMENTAL APPROVALS.  Upon the exercise by FINOVA of any power,
        ----------------------
right or privilege pursuant to the provisions of any of the Loan Instruments requiring any consent, approval or authorization of any Governmental Body (including, without limitation, transfers of Licenses), promptly execute and cause the execution of all applications, certificates, instruments and other documents that FINOVA may be required to obtain for such consent, approval or authorization.

  6.14  REAFFIRMATIONS OF SUBORDINATION AGREEMENT.  Borrowers shall use their
        -----------------------------------------
best efforts to obtain and deliver to FINOVA, on or before the thirtieth (30th) day after the Restatement Effective Date, a reaffirmation of subordination with respect to each subordination agreement executed and delivered in connection with the Existing Loan Agreement, in each case in form and substance reasonably satisfactory to FINOVA.



                                  ARTICLE VII
                                  -----------

                              NEGATIVE COVENANTS
                              ------------------

  Until all of Borrowers' Obligations are paid and performed in full, no Borrower shall:

  7.1  BORROWING.  Create, incur, assume or suffer to exist any liability for
       ---------
Indebtedness for Borrowed Money except (i) Borrowers' Obligations, (ii) Permitted Senior Indebtedness, (iii) Indebtedness for Borrowed Money evidenced by the KComp Notes, (iv) Indebtedness for Borrowed Money evidenced by the Commercial Subordinated Note, (v) Indebtedness for Borrowed Money evidenced by the Polci Subordinated Note and (vi) unsecured inter-company loans by any Borrower to any other Borrower, provided that the obligations of each obligor of such Indebtedness shall: (A) be evidenced by promissory notes which shall have been pledged to FINOVA as security for Borrowers' Obligations, (B) if required by FINOVA, be subordinated in right of payment to Borrowers' Obligations on terms and conditions acceptable to FINOVA and (C) have such other terms and provisions as FINOVA may reasonably require.

  7.2  LIENS.  Create, incur, assume or suffer to exist any Lien  upon any of
       -----
its Property, whether now owned or hereafter acquired, except Permitted Liens.

  7.3  MERGER AND ACQUISITION.  Consolidate with or merge with or into any
       ----------------------
Person, or acquire directly or indirectly all or substantially all of the capital stock, equity interests or Property of any Person, except (i) Permitted Acquisitions and (ii) any Subsidiary may merge with or into any other Subsidiary, provided that (A) no Event of Default or Incipient Default would exist after giving effect to any such merger, (B) FINOVA shall have received 45 days' prior written notice of any such merger, (C) Borrowers shall have executed and delivered to

FINOVA such instruments and documents as FINOVA shall require to preserve the validity and priority of the Security Interests in the Property transferred to the surviving Subsidiary in connection with any such merger and (D) FINOVA shall have received such other instruments and documents in connection with any such merger as FINOVA shall require, including, without limitation, certified copies of the related plan of merger and certificates of merger.

  7.4  CONTINGENT LIABILITIES.  Assume, guarantee, endorse, contingently agree
       ----------------------
to purchase, become liable in respect of any letter of credit, or otherwise become liable upon the obligation of any Person, except liabilities arising from the endorsement of negotiable instruments for deposit or collection, the posting of bonds to secure performance to the extent necessary in connection with its business and similar transactions in the ordinary course of business.

  7.5  DISTRIBUTIONS.  Make any dividends, distributions or other shareholder
       -------------
expenditures with respect to its capital stock or other equity interests or apply any of its Property to the purchase, redemption or other retirement of, or set apart any sum for the payment of, or make any other distribution by reduction of capital or otherwise in respect of, any of such capital stock or equity interests, except (i) if no Event of Default exists or would be created thereby, any Subsidiary may make dividends or other distributions to InfoCure,
(ii) InfoCure may be required to redeem a portion its capital stock pursuant to mandatory redemption rights or obligations which are exerciseable or enforceable only after the indefeasible payment and performance in full of Borrowers' Obligations, (iii) during the period from the Original Closing Date to the first anniversary of the Original Closing Date, InfoCure may redeem capital stock of InfoCure issued to MDP Corporation provided that (A) the price of such redemption shall (1) not exceed $150,000 in the aggregate and (2) be offset against amounts otherwise owing by MDP Corporation to InfoCure and (B) no Incipient Default or Event of Default exists or would be created by the consummation of any such redemption, and (iv) InfoCure may pay dividends on capital stock issued to the provider of electronic data services to InfoCure, provided that (A) no Incipient Default or Event of Default exists or would be created by the payment of such dividends, (B) such dividends shall not exceed $200,000 in the aggregate during any year and (C) after giving effect to any such payment of dividends the ratio of (1) the consolidated Operating Cash Flow of Borrowers for the twelve month period ending on the last day of the most recent quarter for which FINOVA shall have received financial statements, less
                                                                          ----
any payments made during such twelve month period with respect to Capital Expenditures, to (2) the sum of, for such twelve month period, Debt Service of Borrowers, plus the amount of any dividends paid by InfoCure during such period,
           ----
shall not be less than 1.10.

  7.6  CAPITAL EXPENDITURES.  Make or incur any Capital Expenditures (other
       --------------------
than Permitted Acquisitions and payments made by any Borrower in connection with the development of computer software in connection with the business of such Borrower) in any year if the aggregate amount of Capital Expenditures of Borrowers for such year would exceed $1,250,000.

  7.7  PAYMENTS OF INDEBTEDNESS FOR BORROWED MONEY.  Make any voluntary or
       -------------------------------------------
optional payment or prepayment of any Indebtedness for Borrowed Money other than
(i)

Borrowers' Obligations, (ii) KComp may make regularly scheduled payments of interest and principal of the Indebtedness for Borrowed Money evidenced by the KComp Notes, provided that no Event of Default or Incipient Default exists or would be created by the making of any such payment, (iii) without duplication, InfoCure and CCI Acquisition, Inc. may make regularly scheduled payments of interest and principal of the Indebtedness for Borrowed Money evidenced by the Commercial Subordinated Note, provided that no Event of Default or Incipient Default exists or would be created by the making of any such payment and (iv) without duplication, InfoCure and Polci may make regularly scheduled payments of interest and principal of the Indebtedness for Borrowed Money evidenced by Polci Subordinated Note, provided that no Event of Default or Incipient Default exists or would be created by the making of any such payment.

  7.8  INVESTMENTS, LOANS.  At any time purchase or otherwise acquire, hold or
       ------------------
invest in the capital stock of, or any other interest in, any Person, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other investment, whether by way of capital contribution or otherwise, in or with any Person, including, without limitation, any Affiliate, except (i) investments in direct obligations of, or instruments unconditionally guaranteed by, the United States of America or in certificates of deposit issued by a Qualified Depository, (ii) investments in commercial or finance paper which, at the time of investment, is rated "A" or better by Moody's Investors Service, Inc., or Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc., respectively, or at the equivalent rate by any of their respective successors, (iii) any interests in any money market account maintained, at the time of investment, with a Qualified Depository, the investments of which, at the time of investment, are restricted to the types specified in clause (i) above, and (iv) InfoCure may make investments in Acquisition Subsidiaries. All investments permitted pursuant to clauses (i),
(ii) and (iii) of this Section 7.8 shall have a maturity not exceeding one year.

  7.9  FUNDAMENTAL BUSINESS CHANGES.  Materially change the nature of its
       ----------------------------
business.

  7.10  FACILITY SITES.  Change the locations of its chief executive office or
        --------------
other Property used in the operation of its business unless (i) FINOVA shall have received at least thirty (30) days' prior written notice thereof, (ii) the applicable Borrower shall have complied with all applicable laws, rules and regulations and shall have received all required consents and approvals from any Governmental Body, (iii) FINOVA shall have received satisfactory evidence that such change could not reasonably be expected to affect adversely the operations or business prospects of the applicable Borrower and (iv) the applicable Borrower shall have executed and delivered to FINOVA any documents FINOVA may reasonably require in order to maintain the validity and priority of the Security Interests, including, without limitation, UCC financing statements and amendments.

  7.11  SALE OR TRANSFER OF ASSETS.  Sell, lease, assign, transfer or
        --------------------------
otherwise dispose of any Property (other than in the ordinary course of business) except for the sale or disposition of (i) Property which is not material to or necessary for the continued operation of its business and (ii) obsolete or unusable items of equipment which promptly are replaced with new items of equipment of like function and comparable value to the obsolete or unusable items of equipment when the same were new or not obsolete or unusable, provided such replacement items of equipment shall become subject to the Security Interests.

  7.12  AMENDMENT OF DOCUMENTS.  Amend or modify (i) its articles of
        ----------------------
incorporation except (A) if required by law or (B) InfoCure may amend its articles of incorporation in connection with the issuance of additional capital stock permitted under Section 7.14, (ii) any of the KComp Notes, (iii) the Commercial Subordinated Note, (iv) the Polci Note, (v) any of the Existing Acquisition Instruments, (vi) any of the Micro-Software Acquisition Instruments or (vii) any Acquisition Instruments.

  7.13  ACQUISITION OF ADDITIONAL PROPERTIES.  (i) Enter into an agreement
        ------------------------------------
with respect to a proposed Acquisition unless such agreement provides that the only remedy against the Borrower entering into such agreement in the event of default by such Borrower thereunder is liquidated damages in an amount not to exceed 5% of the purchase price or (ii) acquire any additional Property except
(A) such Property as is necessary to or useful in the operation of its business, provided such acquisitions shall be subject to the conditions and limitations set forth in this Loan Agreement, and (B) acquisitions of Property as are permitted pursuant to Section 7.3.

  7.14  ISSUANCE OF CAPITAL STOCK OR OTHER SIMILAR INTERESTS.  Issue or sell,
        ----------------------------------------------------
permit to be issued or sold, or otherwise consent to the transfer of, any additional capital stock or equity interests or any interests convertible into or exercisable for any such capital stock or additional equity interests, except
(i) the issuance of capital stock of InfoCure, provided that InfoCure shall not be required to pay dividends, redeem such capital stock or make other distributions with respect thereto except as permitted under Section 7.5 and
(ii) the convertible rights granted pursuant to the Commercial Long-Term Subordinated Note.

  7.15  TRANSACTIONS WITH AFFILIATES.  Sell, lease, assign, transfer or
        ----------------------------
otherwise dispose of any Property to any Affiliate of any Borrower, lease Property, render or receive services or purchase assets from any such Affiliate, or otherwise enter into any contractual relationship with any such Affiliate, except for transactions among the Borrowers which shall have been fully disclosed to FINOVA in writing.

  7.16  COMPLIANCE WITH ERISA.
        ---------------------

       (i) Permit the occurrence of any Termination Event which would result in a liability to any Borrower or any of its ERISA Affiliates in excess of $50,000;

       (ii) Permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities by more than $50,000;

       (iii) Permit any accumulated funding deficiency in excess of $50,000 (as defined in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan, whether or not waived;

       (iv) Fail to make any contribution or payment to any Multiemployer Plan which any Borrower or any of its ERISA Affiliates may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto which results in or is likely to result in a liability in excess of $50,000;

       (v) Engage, or permit any Borrower or any of its ERISA Affiliates to engage, in any "prohibited transaction" as such term is defined in
  Section 406 of ERISA or Section 4975 of the Code for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code in excess of $50,000 is imposed;

       (vi) Permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to any Borrower or any of its ERISA Affiliates or increase the obligation of any Borrower or any of its ERISA Affiliates to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, is material to any Borrower or any of its ERISA Affiliates; or

       (vii) Fail, or permit any of its ERISA Affiliates to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with ERISA, the Code and all other applicable laws and regulations and interpretations thereof.

  7.17 CURRENT RATIO.  Permit the consolidated current assets of Borrowers
       -------------
as of the last day of any quarter to be less than the consolidated current liabilities of Borrowers as of such day less the amount of deferred revenues of
                                        ----
Borrowers as of such day as accurately reflected on the financial statements of Borrowers in accordance with GAAP.

  7.18 SENIOR DEBT SERVICE COVERAGE RATIO.  Permit the Senior Debt Service
       ----------------------------------
Coverage Ratio as of the last day of any quarter to be less than 1.50.

  7.19 SUBSIDIARIES.  Create or permit to exist any subsidiary, other than
       ------------
(i) the Subsidiaries of InfoCure as of the Restatement Effective Date and (ii) Acquisition Subsidiaries, provided that each such Acquisition Subsidiary shall have executed and delivered all agreements, documents and instruments required by FINOVA to (A) cause such Acquisition Subsidiary to be a "Borrower" under this Loan Agreement and the other Loan Instruments and (B) grant a first Lien in favor of FINOVA on all of the Property of such Acquisition Subsidiary.

                                 ARTICLE VIII
                                 ------------

                             DEFAULT AND REMEDIES
                             --------------------

  8.1  EVENTS OF DEFAULT.  The occurrence of any of the following shall
       -----------------
constitute an Event of Default under the Loan Instruments:

       8.1.1  DEFAULT IN PAYMENT.  If Borrowers shall fail to pay all or any
              ------------------
  portion of Borrowers' Obligations when the same become due and payable, including, without limitation, the failure of Borrowers to make the payment of the Contingent Obligation Payment required pursuant to Section 2.11.

       8.1.2  BREACH OF COVENANTS.
              -------------------

          (a) If any Borrower shall fail to observe or perform any covenant or agreement made by or on behalf of any Borrower contained in Section 6.1, 6.2, 6.5, 6.6, 6.9 and 6.11 or in Article VII;

          (b) If any Borrower shall fail to observe or perform any covenant or agreement (other than those referred to in subparagraph (a) above or specifically addressed elsewhere in this Section 8.1) made by such Person in any of the Loan Instruments to which such Person is a party, and such failure shall continue for a period of 30 days after written notice of such failure is given by FINOVA.

       8.1.3  BREACH OF WARRANTY.  If any representation or warranty made by
              ------------------
  or on behalf of any Borrower in or pursuant to any of the Loan Instruments or in any instrument or document furnished in compliance with the Loan Instruments shall prove to be false or misleading in any material respect on the date as of which made.

       8.1.4  DEFAULT UNDER OTHER INDEBTEDNESS FOR BORROWED MONEY.  If (i)
              ---------------------------------------------------
  any Borrower at any time shall be in default (as principal or guarantor or other surety) in the payment of any principal of or premium or interest on any Indebtedness for Borrowed Money (other than Borrowers' Obligations) beyond the grace period, if any, applicable thereto and the aggregate amount of such payments then in default beyond such grace period shall exceed $100,000 or
  (ii) any default shall occur in respect of any issue of Indebtedness for Borrowed Money of any Borrower (other than Borrowers' Obligations) outstanding in a principal amount of at least $100,000, or in respect of any agreement or instrument relating to any such issue of Indebtedness for Borrowed Money, and such default shall continue beyond the grace period, if any, applicable thereto or (iii) any Borrower at any time shall be in default under the KComp Notes, the Commercial Subordinated Note or the Polci Note.

       8.1.5  BANKRUPTCY.
              ----------

          (a) If any Borrower shall (i) generally not be paying its debts as they become due, (ii) file, or consent, by answer or otherwise, to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (iii) make an assignment for the benefit of creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for such Borrower, or for any substantial part of the Property of such Borrower or (v) be adjudicated insolvent.

          (b) If any Governmental Body of competent jurisdiction shall enter an order appointing, without consent of such Borrower, a custodian, receiver, trustee or other officer with similar powers with respect to such Borrower, or with respect to any substantial part of the Property belonging to any such Person, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Borrower or if any petition for any such relief shall be filed against any Borrower and such petition shall not be dismissed or stayed within 60 days.

       8.1.6  JUDGMENTS.  If the aggregate amount of all judgments or awards
              ---------
  against the Borrowers exceeds $50,000 at any one time outstanding, excluding judgments or awards (i) for which there is full insurance and with respect to which the insurer has assumed responsibility in writing, (ii) for which there is full indemnification (upon terms and by credit worthy indemnitors which are satisfactory to FINOVA) or (iii) which have not been discharged in full or stayed pending appeal.

       8.1.7  IMPAIRMENT OF LICENSES; OTHER AGREEMENTS.  If (i) any
              ----------------------------------------
  Governmental Body shall (A) revoke, terminate, suspend or adversely modify any License of any Borrower, the non-continuation of which could have a Material Adverse Effect, or (B) enter a final order or decision to suspend, revoke, terminate or adversely modify any such License or (ii) there shall exist any violation or default in the performance of, or a material failure to comply with any agreement, or condition or term of any License or License Agreement, which violation, default or failure could have a Material Adverse Effect, or any such License or License Agreement shall cease to be in full force and effect, or (iii) any Operating Agreement or License Agreement shall expire or be revoked or terminated and not replaced by a substitute acceptable to FINOVA within 30 days after the date of such expiration, revocation or termination, and such expiration, revocation or termination and non-replacement could have a Material Adverse Effect.

       8.1.8  COLLATERAL.  If any material portion of the Collateral shall be
              ----------
  seized or taken by a Governmental Body or Person, or Borrowers shall fail to maintain or cause to be maintained the Security Interests and priority of the Loan Instruments as against any Person, or the title and rights of any Borrower to any material portion of the Collateral shall have become the subject matter of litigation which could reasonably be expected to result in impairment or loss of the security provided by the Loan Instruments.

       8.1.9  PLANS.  If an event or condition specified in subsection 6.3.11
              -----
  hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, any Borrower or any of its ERISA Affiliates shall incur, or in the opinion of FINOVA be reasonably likely to incur, a liability to a Plan or Multiemployer Plan or the PBGC (or any of them) which, in the reasonable judgment of FINOVA, could have a Material Adverse Effect.

       8.1.10  CHANGE IN CONTROL.  If at any time (i) InfoCure ceases to own
               -----------------
  and control all of the issued and outstanding capital stock and options, warrants and other rights to acquire capital stock of each other Borrower or
  (ii) any Person or any Persons acting together which would constitute a "group" (a "Group") for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision thereto, other than a Group whose nominees constitute a majority of the board of directors of InfoCure as of the Original Closing Date, together with any Affiliates or "Related Persons" (as defined in Rule 13d-3 od the Securities and Exchange Commission under the Exchange Act or any successor provision thereto) thereof, shall beneficially own 50% or more of the aggregate voting power of all classes of capital stock of InfoCure entitled to vote generally in the election of directors of InfoCure or (iii) any Person or Group, other than any Person or Group whose nominees constituted a majority of the board of directors of InfoCure as of the Original Closing Date, together with any Affiliates or Related Persons thereof, shall succeed in having sufficient of its or their nominees elected to the board of directors of InfoCure, such that such nominees, when added to any existing director remaining on the board of directors of InfoCure after such election who is an Affiliate or a Related Person of such Group, shall constitute a majority of the board of directors of InfoCure.

  8.2  ACCELERATION OF BORROWER'S OBLIGATIONS.  Upon the occurrence of:
       --------------------------------------

       (a) any Event of Default described in clauses (ii), (iii), (iv) and
  (v) of subsection 8.1.5(a) or in 8.1.5(b), all of Borrowers' Obligations at that time outstanding automatically shall mature and become due, and

       (b) any other Event of Default, FINOVA, at any time (unless such Event of Default shall have been waived in writing or remedied), at its option, without further notice or demand may declare all of Borrowers' Obligations due and payable, whereupon Borrowers' Obligations immediately shall mature and become due and payable, all without presentment, demand, protest or notice (other than the declaration referred to in clause (b) above), all of which hereby are waived.

  8.3  REMEDIES ON DEFAULT.  If Borrowers' Obligations have been
       -------------------
accelerated pursuant to Section 8.2, FINOVA, at its option, may:

       8.3.1  ENFORCEMENT OF SECURITY INTERESTS.  Enforce or cause to be
              ---------------------------------
  enforced any of the rights or remedies accorded to FINOVA under the Loan Instruments.

       8.3.2  OTHER REMEDIES.  Enforce or cause to be enforced any of the
              --------------
  rights or remedies accorded to FINOVA at equity or law, by virtue of statute or otherwise.

  8.4  APPLICATION OF FUNDS.  Any funds received by FINOVA pursuant to the
       --------------------
exercise of any rights accorded to FINOVA pursuant to, or by the operation of any of the terms of, any of the Loan Instruments, including, without limitation, insurance proceeds, condemnation proceeds or proceeds from the sale of Collateral, shall be applied to Borrowers' Obligations in the following order of priority:

       8.4.1  EXPENSES.  First, to the payment of (i) all fees and expenses
              --------
  actually incurred, including, without limitation, court costs, fees of appraisers, title charges, costs of maintaining and preserving the Collateral, costs of sale, and all other costs incurred by FINOVA, in exercising any rights accorded to FINOVA pursuant to the Loan Instruments or by applicable law, including, without limitation, reasonable attorney's fees, and (ii) all Liens superior to the Liens of FINOVA except such superior Liens subject to which any sale of the Collateral may have been made.

       8.4.2  BORROWERS' OBLIGATIONS.  Next, to the payment of Borrowers'
              ----------------------
  Obligations in such manner as FINOVA shall determine.

       8.4.3  SURPLUS.  Any surplus, to the Person or Persons entitled
              -------
  thereto.

  8.5  PERFORMANCE OF BORROWER'S OBLIGATIONS.  If any Borrower fails to (i)
       -------------------------------------
maintain in force and pay for any insurance policy or bond which any Borrower is required to provide pursuant to any of the Loan Instruments, (ii) keep the Collateral free from all Liens except for Permitted Liens, (iii) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as otherwise permitted pursuant to the terms hereof, (iv) make all payments and perform all acts on the part of such Borrower to be paid or performed in the manner required by the terms hereof and by the terms of the other Loan Instruments with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral, (v) keep fully and perform promptly any other of the obligations of such Borrower hereunder or under any of the other Loan Instruments, and (vi) keep fully and perform promptly the obligations of such Borrower with respect to any issue of Indebtedness for Borrowed Money secured by a Permitted Prior Lien, then FINOVA may (but shall not be required to) procure and pay for such insurance policy or bond, place such Collateral in good repair and operating condition, pay, contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of such Borrower. Borrowers shall reimburse FINOVA immediately upon demand for all reasonable sums paid or advanced on behalf of any Borrower for any such purpose, together with reasonable and/or necessary costs and expenses (including reasonable attorneys' fees) paid or incurred by FINOVA in connection therewith and interest on all sums advanced from the date of advancement until repaid to FINOVA at the Default Rate. All such sums advanced by FINOVA, with interest thereon, immediately upon advancement thereof, shall be deemed to be part of Borrowers' Obligations.


                                  ARTICLE IX
                                  ----------

                                    CLOSING
                                    -------

  The Restatement Effective Date shall be such date as the parties shall determine, and the Closing shall take place on such date, provided all conditions for the Closing as set forth in this Loan Agreement have been satisfied or otherwise waived by FINOVA. The Closing shall take place at the office of Katten Muchin & Zavis or such other place as the parties hereto shall agree. Unless the Closing occurs on or before March 31, 1998, this Loan Agreement shall terminate and be of no further force or effect and, except for any obligations of Borrowers to FINOVA pursuant to Article X, none of the parties hereto shall have any further obligation to any other party.


                                   ARTICLE X
                                   ---------

                            EXPENSES AND INDEMNITY
                            ----------------------

  10.1  ATTORNEYS' FEES AND OTHER FEES AND EXPENSES.  Whether or not any of the
        -------------------------------------------
transactions contemplated by this Loan Agreement shall be consummated, subject to the limitations set forth in subsection 10.1.1, Borrowers agree to pay to FINOVA on demand all expenses incurred by FINOVA in connection with the transactions contemplated hereby and in connection with any amendments, modifications or waivers (whether or not the same become effective) under or in respect of any of the Loan Instruments, including, without limitation:

      10.1.1  FEES AND EXPENSES FOR PREPARATION OF LOAN INSTRUMENTS.  All
              -----------------------------------------------------
  expenses, disbursements (including, without limitation, charges for required mortgagee's title insurance, lien searches, reproduction of documents, long distance telephone calls and overnight express carriers) and reasonable attorneys' fees, actually incurred by FINOVA in connection with the (i) preparation and negotiation of the Loan Instruments or any amendments, modifications or waivers thereto or any documents delivered pursuant thereto and (ii) administration of the Loan.

       10.1.2  FEES AND EXPENSES IN ENFORCEMENT OF RIGHTS OR DEFENSE OF LOAN
               -------------------------------------------------------------
  INSTRUMENTS.  Any expenses or other costs, including reasonable attorneys'
  -----------
  fees and expert witness fees, actually incurred by FINOVA in connection with the enforcement or collection against any Borrower of any provision of any of the Loan Instruments, and in connection with or arising out of any litigation, investigation or proceeding instituted by any Governmental Body or any other Person with respect to any of the Loan Instruments, whether or not suit is instituted, including, but not limited to, such costs or expenses arising from the enforcement or collection against any Borrower of any provision of any of the Loan Instruments in workout or restructuring any state or federal bankruptcy or reorganization proceeding.

10.2  INDEMNITY.  Borrowers agree to indemnify and save FINOVA harmless of and
      ---------
from the following:

       10.2.1  BROKERAGE FEES.  The fees, if any, of brokers and finders engaged
               --------------
  by Borrower.

       10.2.2  GENERAL.  Any loss, cost, liability, damage or expense (including
               -------
  reasonable attorneys' fees and expenses) incurred by FINOVA in investigating, preparing for, defending against, providing evidence, producing documents or taking other action in respect of any commenced or threatened litigation, administrative proceeding, suit instituted by any Person or investigation under any law, including any federal securities law, the Bankruptcy Code, any relevant state corporate statute or any other securities law, bankruptcy law or law affecting creditors generally of any jurisdiction, or any regulation pertaining to any of the foregoing, or at common law or otherwise, relating, directly or indirectly, to the transactions contemplated by or referred to in, or any other matter related to, the Loan Instruments.

       10.2.3  OPERATION OF COLLATERAL; JOINT VENTURERS.  Any loss, cost,
               ----------------------------------------
  liability, damage or expense (including reasonable attorneys' fees and expenses) incurred in connection with the ownership, operation or maintenance of the Collateral, the construction of FINOVA and any Borrower as having the relationship of joint venturers or partners or the determination that FINOVA has acted as agent for any Borrower.

       10.2.4  ENVIRONMENTAL INDEMNITY.  Any and all claims, losses, damages,
               -----------------------
  response costs, clean-up costs and expenses suffered and/or incurred at any time by FINOVA arising out of or in any way relating to the existence at any time of any Hazardous Materials in, on, under, at, transported to or from, or used in the construction and/or renovation of, any of the Real Estate or Leasehold Property, or otherwise with respect to any Environmental Law, and/or the failure of any Borrower to perform its obligations and covenants hereunder with respect to environmental matters, including, but not limited to: (i) claims of any Persons for damages, penalties, response costs, clean-up costs, injunctive or other relief, (ii) costs of removal and restoration, including fees of attorneys and experts, and costs of reporting the existence of Hazardous Materials to any Governmental Body, and (iii) any expenses or obligations, including attorneys' fees and expert witness fees, incurred at, before and after any trial or other proceeding before any Governmental Body or appeal therefrom whether or not taxable as costs, including, without limitation, witness fees, deposition costs, copying and telephone charges and other expenses, all of which shall be paid by Borrowers to FINOVA.


                                  ARTICLE XI
                                  ----------

                                 MISCELLANEOUS
                                 -------------

  11.1  NOTICES.  All notices and communications under this Loan Agreement shall
        -------
be in writing and shall be (i) delivered in person, (ii) sent by telecopy, or
(iii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or by overnight express carrier, addressed in each case as follows:

     To Borrowers:              c/o InfoCure Corporation
                                1765 The Exchange
                                Suite 400
                                Atlanta, Georgia  30339
                                Attention:  Richard Perlman
                                Telecopy No.:  (404) 636-7525

     Copy to:                   Morris, Manning & Martin, L.L.P.
                                1600 Atlanta Financial Center
                                3343 Peachtree Road, N.E.
                                Atlanta, Georgia  30326-1044
                                Attention:  Richard L. Haury, Jr., Esq.
                                Telecopy No.:  (404) 365-9532

     To FINOVA:                 FINOVA Capital Corporation
                                311 South Wacker Drive
                                Suite 4400
                                Chicago, Illinois  60606
                                Attention:  Michael P. Keller
                                Assistant Vice President
                                Telecopy No.:  (312) 322-7200


     Copy to:                   FINOVA Capital Corporation
                                1850 N. Central Avenue
                                Phoenix, Arizona  85077
                                Attention:  Vice President, Law
                                Telecopy No.:  (602) 207-5036

     Copy to:                   Katten Muchin & Zavis
                                525 West Monroe Street, Suite 1600
                                Chicago, Illinois  60661
                                Attention:  Stuart P. Shulruff, Esq.
                                Michael A. Jacobson, Esq.
                                Telecopy No.:  (312) 902-1061

or to any other address or telecopy number, as to any of the parties hereto, as such party shall designate in a written notice to the other parties hereto. All notices sent pursuant to the terms of this Section 11.1 shall be deemed received
(i) if personally delivered, then on the Business Day of delivery, (ii) if sent by telecopy before 2:00 p.m. Phoenix time, on the day sent if a Business Day or if such day is not a Business Day or if sent after 2:00 p.m. Phoenix time, then on the next Business Day, (iii) if sent by overnight, express carrier, on the next Business Day immediately following the day sent, or (iv) if sent by registered or certified mail, on the earlier of the fifth Business Day following the day sent or when actually received. Any notice by telecopy shall be followed by delivery on the next Business Day by overnight, express carrier or by hand.

  11.2  SURVIVAL OF LOAN AGREEMENT; INDEMNITIES.  All covenants, agreements,
        ---------------------------------------
representations and warranties made in this Loan Agreement and in the certificates delivered pursuant hereto shall survive the making by FINOVA of the Loans and the execution and delivery to FINOVA of the Notes and of all other Loan Instruments, and shall continue in full force and effect so long as any of Borrowers' Obligations remain outstanding, unperformed or unpaid. Notwithstanding the repayment of all amounts due under the Loan Instruments, the cancellation of the Notes and the release and/or cancellation of any and all of the Loan Instruments or the foreclosure of any Liens on the Collateral, the obligations of Borrowers to indemnify FINOVA with respect to the expenses, damages, losses, costs and liabilities described in Section 10.2 shall survive until all applicable statute of limitations periods with respect to actions which may be brought against FINOVA have run.

  11.3  FURTHER ASSURANCE.  From time to time, Borrowers shall execute and
        -----------------
deliver to FINOVA such additional documents as FINOVA reasonably may require to carry out the purposes of the Loan Instruments and to protect rights of FINOVA thereunder, including, without limitation, using its best efforts in the event any Collateral is to be sold to secure the approval by any Governmental Body of any application required by such Governmental Body in connection with such sale, and not take any action inconsistent with such sale or the purposes of the Loan Instruments.

  11.4  TAXES AND FEES.  Should any tax (other than taxes based upon the net
        --------------
income of any FINOVA), recording or filing fees become payable in respect of any of the Loan Instruments, or any amendment, modification or supplement thereof, Borrowers agree to pay the same on demand, together with any interest or penalties thereon attributable to any delay by Borrowers in meeting any FINOVA demand, and agrees to hold FINOVA harmless with respect thereto.

  11.5  SEVERABILITY.  In the event that any provision of this Loan Agreement is
        ------------
deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or Governmental Body, as applicable, this Loan Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

  11.6  WAIVER.  No delay on the part of FINOVA in exercising any right, power
        ------
or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude other or further exercise thereof, or be deemed to establish a custom or course of dealing or performance between the parties hereto, or preclude the exercise of any other right, power or privilege.

  11.7  MODIFICATION OF LOAN INSTRUMENTS.  No modification or waiver of any
        --------------------------------
provision of any of the Loan Instruments shall be effective unless the same shall be in writing and signed by Borrowers and FINOVA, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Borrower in any case shall entitle such Borrower to any other or further notice or demand in the same, similar or other circumstances.

  11.8  CAPTIONS.  The headings in this Loan Agreement are for purposes of
        --------
reference only and shall not limit or otherwise affect the meaning hereof.

  11.9  SUCCESSORS AND ASSIGNS.  This Loan Agreement shall be binding upon and
        ----------------------
inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

  11.10  REMEDIES CUMULATIVE.  All rights and remedies of the parties hereto,
         -------------------
any other Loan Instruments or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently. FINOVA shall not be required to prosecute collection, enforcement or other remedies against any Borrower before proceeding against any other Borrower or to enforce or resort to any security, liens, collateral or other rights of FINOVA. One or more successive actions may be brought against Borrower and/or any other Borrower, either in the same action or in separate actions, as often as FINOVA deems advisable, until all of Borrowers' Obligations are paid and performed in full.

  11.11  ENTIRE AGREEMENT; CONFLICT.  This Loan Agreement and the other Loan
         --------------------------
Instruments executed prior or pursuant hereto constitute the entire agreement among the parties hereto with respect to the transactions contemplated hereby or thereby and supersede any prior agreements, whether written or oral, relating to the subject matter hereof. In the event of a conflict between the terms and conditions set forth herein and the terms and conditions set forth in any other Loan Instrument, the terms and conditions set forth herein shall govern.

  11.12  APPLICABLE LAW.  THE LOAN INSTRUMENTS SHALL BE CONSTRUED IN ACCORDANCE
         --------------
WITH AND GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF ARIZONA.

  11.13  JURISDICTION AND VENUE.  BORROWERS HEREBY AGREE THAT ALL ACTIONS OR
         ----------------------
PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THE LOAN INSTRUMENTS SHALL BE LITIGATED IN THE SUPERIOR COURT OF MARICOPA COUNTY, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA OR, IF FINOVA INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH FINOVA SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. EACH BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY FINOVA IN ANY OF SUCH COURTS IN THE STATE OF ARIZONA. EACH BORROWER WAIVES ANY CLAIM THAT MARICOPA COUNTY, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS SECTION 11.13 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY OR FINOVA OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM TO THE EXTENT SUCH FORUM HAS JURISDICTION OR THE TAKING BY FINOVA OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER JURISDICTION PERMITTED BY LAW, AND EACH BORROWER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

  11.14  WAIVER OF RIGHT TO JURY TRIAL.  FINOVA AND BORROWERS ACKNOWLEDGE AND
         -----------------------------
AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY OF THE LOAN INSTRUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED THEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

  11.15  TIME OF ESSENCE.  TIME IS OF THE ESSENCE FOR THE PERFORMANCE BY
         ---------------
BORROWERS OF THE OBLIGATIONS SET FORTH IN THIS LOAN AGREEMENT AND THE OTHER LOAN INSTRUMENTS.

  11.16  ESTOPPEL CERTIFICATE.  Within fifteen (15) days after FINOVA requests
         --------------------
Borrowers to do so, Borrowers will execute and deliver to FINOVA a statement certifying (i) that this Loan Agreement is in full force and effect and has not been modified except as described in such statement, (ii) the date to which interest and principal on the Note has been paid, (iii) the Principal Balance,
(iv) whether or not to its knowledge an Incipient Default or Event of Default has occurred and is continuing, and, if so, specifying in reasonable detail each such Incipient Default or Event of Default of which it has knowledge, (v) whether to its knowledge it has any defense, setoff or counterclaim to the payment of the Note in accordance with their terms, and, if so, specifying each defense, setoff or counterclaim of which it has knowledge in reasonable detail (including where applicable the amount thereof), and (vi) as to any other matter reasonably requested by FINOVA.

  11.17  CONSEQUENTIAL DAMAGES.  Neither FINOVA nor any agent or attorney of
         ---------------------
FINOVA shall be liable to Borrowers for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Borrowers' Obligations.

  11.18  COUNTERPARTS.  This Loan Agreement may be executed by the parties
         ------------
hereto in several counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

  11.19  NO FIDUCIARY RELATIONSHIP.  No provision in this Loan Agreement or in
         -------------------------
any other Loan Instrument, and no course of dealing among the parties hereto, shall be deemed to create any fiduciary duty by FINOVA to Borrowers.

  11.20  NOTICE OF BREACH BY FINOVA.  Borrowers agree to give FINOVA written
         --------------------------
notice of (i) any action or inaction by FINOVA or any agent or attorney of FINOVA in connection with the Loan Instruments that may be actionable against FINOVA or any agent or attorney of FINOVA or (ii) any defense to the payment of Borrowers' Obligations for any reason, including, but not limited to, commission of a tort or violation of any contractual duty implied by law.

  11.21  JOINT AND SEVERAL OBLIGATIONS.  The obligations of the Borrowers are
         -----------------------------
joint and several obligations.

  11.22  CONTINUED EFFECTIVE; NO NOVATION.  Notwithstanding anything contained
         --------------------------------
herein, the terms of this Loan Agreement are not intended to and do not serve to effect a novation of Borrowers' Obligations. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Existing Amended and Restated Loan Agreement which is evidenced by the notes provided for therein and secured by the Collateral. Each Borrower acknowledges and confirms that the liens and security interests granted pursuant to the Loan Instruments secure the indebtedness, liabilities and obligations of such Borrower to FINOVA under the Existing Amended and Restated Loan Agreement, as amended and restated hereby, and that the term "Borrowers' Obligations" as used in the Loan Instruments (or any other term used therein to described or refer to the indebtedness, liabilities and obligations of Borrowers to FINOVA) includes, without limitation, the indebtedness, liabilities and obligations of such Borrower under the Notes to be delivered hereunder, and under the Existing Amended and Restated Loan Agreement, as amended and restated hereby, as the same may be further amended, modified, supplemented or restated from time to time. The Loan Instruments and all agreements, instruments and documents executed or delivered in connection with any of the foregoing shall each be deemed to be amended to the extent necessary to give effect to the provisions of this Loan Agreement. Cross-references in the Loan Instruments to particular section numbers in the Existing Amended and Restated Loan Agreement shall be deemed to be cross-references to the corresponding sections, as applicable, of this Loan Agreement.

               [remainder of this page intentionally left blank]

  IN WITNESS WHEREOF, this Loan Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.


                         INFOCURE CORPORATION, POLCI ACQUISITION, INC, ORTHODONTIC PRACTICE MANAGEMENT SYSTEM, INC., PACE FINANCIAL CORPORATION, MD ACQUISITION, INC., ROVAK, INC., MILLARD-WAYNE, INC., KCOMP MANAGEMENT SYSTEMS, INC., HEALTH CARE DIVISION, INC., DR SOFTWARE, INC., CCI ACQUISITION, INC., SOFTEASY SOFTWARE, INC., and INTERNATIONAL COMPUTER SOLUTIONS, INC.

                         By: /s/ Frederick L Fine
                            -----------------------------------------
                         Name:
                              ---------------------------------------
                           A duly authorized officer of each Borrower


                         FINOVA CAPITAL CORPORATION, a Delaware corporation

                         By: /s/Kim Harfield
                             ----------------------------------------
                         Name:   Kim Harfield
                              ---------------------------------------
                         Title:  Vice President
                               --------------------------------------

                                       69